Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended September 30, 2005

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates and changes in capitalization rates with respect to the acquisition and disposition of properties; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended September 30, 2005

Table of Contents

Third Quarter Review / Shareholder Information

Financial Review

Balance Sheets

Income Statements

Funds from Operations / Capital Expenditures

Selected Financial Ratios / Data

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

Summary of Outstanding Debt

Debt Maturity Schedule / Debt Covenant Compliance Ratios

Activity Review

2005 Acquisitions

2005 Joint Venture Acquisitions

2005 Sales to Joint Ventures and Dispositions

2005 Joint Venture Dispositions

Redevelopment / Outparcel Development

New Development Activities

Portfolio Review

Property Type Summary

Properties by State / Region

Same Property NOI Analysis

Top Ten Tenants

New Lease Summary

Lease Expiration Schedule

Property Portfolio

Managed Property Portfolio

Summary of Joint Venture Portfolios

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended September 30, 2005

Third Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 466 properties, including 150 properties held through joint ventures, and total assets of approximately $3.3 billion.  The properties are strategically located across 39 states and include 446 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 63.5 million square feet of gross leasable area, and 20 related retail real estate assets, with approximately 1.8 million square feet of gross leasable area.

Third Quarter Review

Financial Review

•                  On July 19, 2005, in connection with Galileo Transactions (as described below), the Company entered into amendments to its (i) revolving credit facility, (ii) secured term loan facility and (iii) senior unsecured term loan facility.  As part of the amendments, the Company amended certain covenants contained in such facilities relating to (i) asset sales by the Company, (ii) permitted dividends by the Company, (iii) the Company’s minimum tangible net worth, (iv) the maximum ratio of the Company’s total unsecured debt to unencumbered asset value and (v) the capitalization rate used to calculate the value of the Company’s assets for purposes of certain ratio tests.

•                  During the third quarter, the Company repaid certain outstanding indebtedness with a portion of the proceeds generated from the Galileo Transactions, including $100.6 million of secured mortgage indebtedness and $200.0 million outstanding under its senior unsecured term loan facility.  In addition, a portion of the proceeds was used to repay the balance outstanding under the Company’s revolving credit facility.  On September 27, 2005, the Company paid a special distribution of $3.00 per common share, aggregating approximately $310.4 million, with the remaining proceeds generated from the Galileo Transactions.

•                  On September 19, 2005, the Company completed a public offering of $125.0 million aggregate principal amount of senior unsecured, 7-year fixed rate notes with a coupon of 5.125 percent due September 15, 2012 and $125.0 million aggregate principal amount of senior unsecured, 10-year fixed rate notes with a coupon of 5.25 percent due September 15, 2015.  The 5.125 percent notes and the 5.25 percent notes were priced at 99.919 percent of par value to yield 5.139 percent and at 99.372 percent of par value to yield 5.332 percent, respectively.  Net proceeds from the offering were used to redeem all $250.0 million of the Company’s outstanding 5.875 percent senior unsecured notes that were due June 15, 2007 (CUSIP #648053AA4) and were called for redemption on August 4, 2005 at a redemption price of 100 percent of their principal amount plus any interest accrued up to, but excluding, the redemption date, and the applicable “make-whole” premium relating to such notes.

Activity Review

•                  During the third quarter of 2005, the Company acquired, including through co-investments with its joint venture partners, four shopping centers and six land parcels for an aggregate purchase price of approximately $82.0 million.  The shopping centers totaled approximately 590,225 square feet of gross leasable area and the land parcels totaled approximately 51 acres. During the first nine months of 2005, the Company acquired, including through co-investments with its joint venture partners, an aggregate of ten shopping centers, a vacant building and adjacent land parcel, a shopping center currently being de-malled, the remaining 90 percent interests in two shopping centers in which the Company owned the other 10 percent interests and six land parcels for an aggregate of approximately $322.0 million.  The shopping centers and the vacant building totaled approximately 2.2 million square feet of gross leaseable area and the shopping center being de-malled and the land parcels totaled approximately 108.5 acres.

Acquisitions completed during the third quarter are summarized below:

•                  On July 13, 2005, the Company acquired Market Plaza, a 161,453 square foot shopping center located in Plano, Texas and anchored by H.E.B. Central Market, for approximately $39.6 million.

•                  On August 17, 2005, NP/I&G Institutional Retail Company, LLC, the Company’s joint venture with JPMorgan Fleming Asset Management, acquired Meridian Towne Centre, an 86,891 square foot shopping center located in Okemos, Michigan (a suburb of Lansing) and anchored by Kroger (non-owned), Marshalls and Target (non-owned), for approximately $14.3 million.

•                  On August 26, 2005, the Company acquired Surrey Square Mall, a 192,388 square foot shopping center located in Norwood, Ohio and anchored by Kroger, for approximately $10.5 million.  The property will be redeveloped with a new 76,000 square foot Kroger.

•                  On September 7, 2005, the Company acquired five land parcels located adjacent to four existing and one to-be-built Home Depot stores for an aggregate of approximately $9.3 million.  The land parcels aggregate approximately 40 acres and are located in Orlando and Pensacola, Florida; Baton Rouge, Louisiana; and Columbus and Akron, Ohio.  The Company expects to develop approximately 223,240 square feet of retail space on four of the land parcels and, over time, expects to sell the land parcel in Akron, Ohio.

•                  On September 14, 2005, the Company acquired Fashion Place Shopping Center, a 149,493 square foot shopping center located in Columbia, South Carolina and anchored by Dollar Tree, Staples, Superpetz and T.J. Maxx, for approximately $6.8 million.

•                  On September 30, 2005, the Company acquired Brandt Pike Place, an 11-acre land parcel located in Dayton, Ohio, adjacent to a Kroger store, for approximately $1.6 million.  The Company expects to develop approximately 40,500 square feet of retail space on the land parcel.

•                  During the third quarter of 2005, the Company generated an aggregate of approximately $982.3 million of proceeds through the sale of a portfolio of 69 shopping centers to a joint venture and the sale of three properties and one land parcel, as well as the sale of one property and one land parcel held through joint ventures.  During the first nine months of 2005, the Company generated an aggregate of approximately $1.0 billion of proceeds through the sale of a portfolio of 69 shopping centers to a joint venture, the culling of non-core and non-strategic properties and the disposition of certain properties and land parcels held through joint ventures.  Transfers and dispositions completed during the third quarter are summarized below:

•                  On August 10, 2005, the Company sold an aggregate of 69 community and neighborhood shopping centers (the “Properties”) to Galileo America LLC for approximately $968.0 million, comprised of approximately $928.2 million in cash and approximately $39.8 million of equity in Galileo America LLC (the “Property Transfer”).  The Company has the right to receive up to an additional $12.0 million in cash based upon the performance of the Properties during the 18-month period following the closing of the Property Transfer.

•                  A series of related transactions occurred simultaneously with the closing of the Property Transfer, resulting in the Company owning an approximate 5.0 percent equity interest in Galileo America LLC, which included (i) the redemption by Galileo America LLC of an existing interest in Galileo America LLC held by CBL & Associates Properties, Inc. (“CBL”) for two properties previously owned by Galileo America LLC, (ii) the purchase by the Company of an asset management fee stream from Galileo America LLC for $18.5 million and (iii) the acquisition by the Company of the property management rights of CBL with respect to Galileo America LLC for $22.0 million (plus an agreement to purchase additional property management rights in 2008 for $7.0 million) (such transactions are referred to collectively with the Property Transfer as the “Galileo Transactions”).

•                  The remaining properties sold during the quarter include Desiard Plaza, a 65,439 square foot shopping center located in Monroe, Louisiana; Harbor Plaza, a 51,794 square foot shopping center located in Ashtabula, Ohio; Fondren, a 45,873 square foot shopping center located in Houston, Texas; 0.46 acres of land at North Leg Plaza in Augusta, Georgia; Conway Plaza, a 32,875 square foot shopping center located in Conway, South Carolina and owned by Galileo America LLC, a joint venture in which the Company holds a 5.0 percent interest; and 9.3 acres of land at BPR West, L.P. in Frisco, Texas, owned by a joint venture in which the Company previously held a 50.0 percent interest.

Portfolio Review

•                  At the end of the third quarter, the gross leasable area (GLA) for the Company’s stabilized community and neighborhood shopping centers, including its pro rata share of unconsolidated joint venture properties, was approximately 92.7 percent leased.  The GLA for the Company’s total community and neighborhood shopping center portfolio, which includes redevelopment properties and the Company’s pro rata share of unconsolidated joint venture properties, was approximately 91.1 percent leased at September 30, 2005.

•                  During the third quarter, 169 new leases, aggregating approximately 1.1 million square feet, were signed at an average annual base rent (ABR) of $10.02 per square foot.  Also during the quarter, 156 renewal leases, aggregating approximately 707,000 square feet, were signed at an average ABR of $10.51 per square foot, an increase of approximately 6.1 percent over the expiring leases. During the first nine months of 2005, the Company executed a total of 995 new and renewal leases aggregating approximately 5.3 million square feet, including 459 new leases, totaling approximately 2.9 million square feet, which were signed at an average ABR of $9.38 per square foot and 536 renewal leases, totaling approximately 2.4 million square feet, which were signed at an average ABR of $9.84 per square foot, an increase of approximately 6.4 percent over the expiring leases.

Subsequent Events

•                  On October 7, 2005, the Company closed under a joint venture with Kmart Corporation pursuant to which the joint venture, known as NPK Redevelopment I, LLC, will redevelop three Kmart Supercenter properties formerly owned by Kmart and located in the Memphis, Tennessee market.  The Company has a 20 percent interest in the joint venture, and will be responsible for redevelopment, management and leasing of the properties.

•                  On October 11, 2005, the Company completed the sale of Valley Fair Mall, a 607,075 square foot enclosed regional mall located in West Valley City, Utah, for approximately $35.0 million. Valley Fair Apartments, comprised of 16 units and located adjacent to Valley Fair Mall, was included in the sale.

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.

420 Lexington Avenue

New York, NY 10170

Phone:  212-869-3000

Fax:  212-869-3989

www.newplan.com

Exchange Listing

New York Stock Exchange

Common stock:  NXL

Series E preferred stock:  NXLprE

Senior Unsecured Debt Ratings

Fitch:  BBB+

Moody’s:  Baa2

Standard & Poor’s:  BBB

Quarterly Results

The Company expects to announce quarterly results as follows:

Fourth quarter and year-end 2005: February 23, 2006

First quarter 2006: May 4, 2006

Second quarter 2006: August 3, 2006

Third quarter 2006: November 2, 2006

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940

Phone:  800-730-6001

www.equiserve.com

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Stacy Slater

Senior Vice President - Corporate Communications

Phone:  212-869-3000

Fax:  212-869-3989

E-mail:  corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Balance Sheet

(Unaudited, dollars in thousands, except footnotes)

	As Of
	09/30/05	06/30/05	03/31/05	12/31/04
Assets:
Land	$709,562	$891,505	$908,897	$897,411
Buildings and improvements	2,604,610	3,229,987	3,187,220	3,090,779
Less: accumulated depreciation and amortization	(362,058)	(452,924)	(451,255)	(428,427)
Net real estate	2,952,114	3,668,568	3,644,862	3,559,763
Real estate held for sale	63,926	24,178	1,630	20,835
Cash and cash equivalents	5,944	8,361	23,952	7,292
Restricted cash (1)	19,094	18,671	19,915	22,379
Marketable securities	3,375	3,759	3,194	3,433
Receivables
Trade, net of allowance for doubtful accounts of (September 30, 2005- $30,070, June 30, 2005- $25,610, March 31, 2005- $24,964, December 31, 2004- $24,239)	21,105	27,750	30,303	31,043
Deferred rent, net of allowance of (September 30, 2005- $1,920, June 30, 2005- $2,907, March 31, 2005- $3,161, December 31, 2004- $3,548)	28,854	35,415	32,966	31,931
Other	19,585	18,593	18,460	18,627
Mortgages and notes receivable (2)	821	854	876	8,881
Prepaid expenses and deferred charges	47,026	53,457	58,988	47,646
Investments in / advances to unconsolidated ventures (3)	71,244	39,306	35,281	31,888
Intangible assets, net of accumulated amortization of (September 30, 2005- $8,371, June 30, 2005- $6,714, March 31, 2005- $5,100, December 31, 2004- $3,467) (4)	77,156	36,635	36,363	32,085
Other assets (5)	23,689	15,355	13,382	15,939

TOTAL ASSETS	$3,333,933	$3,950,902	$3,920,172	$3,831,742

Liabilities:
Mortgages payable, including unamortized premium of (September 30, 2005- $14,613, June 30, 2005- $19,816, March 31, 2005- $20,802, December 31, 2004- $20,400)	$437,203	$558,382	$575,965	$551,522
Notes payable, net of unamortized discount of (September 30, 2005- $5,042, June 30, 2005- $4,361, March 31, 2005- $4,558, December 31, 2004- $4,723)	968,699	971,137	1,068,840	970,563
Credit facilities	185,000	535,000	395,000	446,000
Capital leases	27,972	28,061	28,157	28,234
Dividends payable	37,960	47,919	47,753	47,698
Other liabilities (6)	128,012	121,748	109,788	105,269
Tenant security deposits	10,879	12,014	11,691	11,511
TOTAL LIABILITIES	1,795,725	2,274,261	2,237,194	2,160,797

Minority interest in consolidated partnership and joint ventures	43,206	45,017	44,687	30,784

Stockholders’ equity:
Preferred stock	10	10	10	10
Common stock	1,041	1,034	1,030	1,028
Additional paid-in capital	2,033,092	2,016,875	2,011,299	2,005,977
Accumulated other comprehensive income	(8,060)	(7,752)	(2,966)	(5,031)
Less: accumulated distributions in excess of net income	(531,081)	(378,543)	(371,082)	(361,823)
TOTAL STOCKHOLDERS’ EQUITY	1,495,002	1,631,624	1,638,291	1,640,161

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,333,933	$3,950,902	$3,920,172	$3,831,742

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Balance as of December 31, 2004 includes an approximately $8.0 million purchase money note issued in connection with the sale of Factory Merchants Barstow.

(3) Represents direct equity investments in Arapahoe Crossings, L.P.; BPR Land Partnership, L.P.; BPR South, L.P.; BPR Shopping Center, L.P.; CA New Plan Acquisition Fund, LLC; CA New Plan Venture Direct Investment Fund, LLC; CA New Plan Venture Fund, LLC;

Galileo America LLC; NP/I&G Institutional Retail Company, LLC; and Westgate Mall, LLC.

(4) Includes the value of intangible assets allocated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS No. 141”), as well as amounts paid to aquire certain management rights in connection with the Galileo Transactions.

(5) Other assets include: deposits, the value of certain of the Company’s swaps and furniture and fixtures.

(6) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables, as well as amounts allocated for below market leases in accordance with SFAS No. 141.

The above does not purport to disclose all items required under generally accepted accounting principles (“GAAP”).

The Company’s Form 10-Q for the quarters ended September 30, 2005, June 30, 2005 and March 31, 2005 and Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Income Statements

(Unaudited, in thousands, except per share amounts and footnotes)

							Twelve
	Three Months Ended						Months Ended
	09/30/05	06/30/05	03/31/05	09/30/04	06/30/04	03/31/04	12/31/04
Rental Revenues:
Rental income	$89,398	$99,908	$99,132	$95,581	$93,542	$93,259	$380,880
Percentage rents	893	1,540	2,507	1,202	1,186	2,526	6,061
Expense reimbursements	22,466	28,889	25,323	22,555	23,697	25,131	96,456
TOTAL RENTAL REVENUES	112,757	130,337	126,962	119,338	118,425	120,916	483,397

Rental Operating Expenses:
Operating costs	17,737	20,772	21,661	18,628	18,532	22,552	82,697
Real estate taxes	15,192	18,410	16,146	15,868	14,740	14,703	60,749
Provision for doubtful accounts	4,520	2,018	2,709	2,408	2,424	1,752	8,919
TOTAL RENTAL OPERATING EXPENSES	37,449	41,200	40,516	36,904	35,696	39,007	152,365

NET OPERATING INCOME	75,308	89,137	86,446	82,434	82,729	81,909	331,032

Other Income:
Fee income	3,228	1,346	1,579	1,406	1,258	1,301	4,797
Interest, dividend and other income	1,837	781	956	769	590	1,234	3,526
Equity in income of unconsolidated ventures	755	441	689	314	559	230	1,513
TOTAL OTHER INCOME	5,820	2,568	3,224	2,489	2,407	2,765	9,836

Other Expenses:
Interest expense	39,554	28,177	27,331	26,150	26,536	26,401	106,054
Depreciation and amortization	21,875	24,264	24,932	22,589	21,280	20,421	87,500
General and administrative	10,166	4,982	4,993	4,483	5,173	4,991	19,385
TOTAL OTHER EXPENSES	71,595	57,423	57,256	53,222	52,989	51,813	212,939

Income before real estate sales, impairment of real estate and minority interest	9,533	34,282	32,414	31,701	32,147	32,861	127,929
Gain on sale of real estate (1)	186,942	—	—	—	—	1,217	1,217
Impairment of real estate	(859)	—	—	—	(43)	—	(43)
Minority interest in income of consolidated partnership and joint ventures	(4,359)	(1,134)	(282)	(203)	(476)	(260)	(853)
INCOME FROM CONTINUING OPERATIONS	191,257	33,148	32,132	31,498	31,628	33,818	128,250

Discontinued Operations:
Results of discontinued operations	1,809	856	1,551	1,124	2,258	2,164	6,917
Gain (loss) on sale of discontinued operations (2) (3) (4) (5)	2,979	6,693	5,004	(3,093)	(970)	1,415	(1,139)
Impairment of real estate held for sale	—	—	—	(88)	—	—	(88)
INCOME FROM DISCONTINUED OPERATIONS	4,788	7,549	6,555	(2,057)	1,288	3,579	5,690
NET INCOME	$196,045	$40,697	$38,687	$29,441	$32,916	$37,397	$133,940
Preferred dividends	(5,475)	(5,471)	(5,467)	(5,458)	(5,275)	(5,275)	(21,470)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	190,570	35,226	33,220	23,983	27,641	32,122	112,470
Minority interest in income of consolidated partnership	4,359	251	282	206	286	260	796
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$194,929	$35,477	$33,502	$24,189	$27,927	$32,382	$113,266

NET INCOME PER COMMON SHARE - BASIC	$1.84	$0.34	$0.32	$0.24	$0.28	$0.32	$1.11
NET INCOME PER COMMON SHARE - DILUTED	1.82	0.33	0.32	0.23	0.27	0.32	1.10

Weighted average common shares outstanding - basic	103,460	103,164	102,820	101,255	100,159	99,419	100,894
ERP partnership units	2,369	2,264	1,964	1,405	1,239	1,363	1,394
Options and contingently issuable shares	865	982	1,042	998	874	1,226	1,057
Convertible debt	89	231	165	—	—	—	—
Restricted stock	52	44	144	—	—	—	—
Weighted average common shares outstanding - diluted	106,835	106,685	106,135	103,658	102,272	102,008	103,345

(1) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, L.P. in 2003.

(2) For the three months ended June 30, 2004 and the twelve months ended December 31, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

(3) For the three months ended March 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

(4) For the three months ended June 30, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

(5) For the three months ended September 30, 2005, balance includes approximately $2.295 million, which represents the Company’s gain on the sale of its ownership interest in BPR West, L.P., a joint venture in which the Company previously held a 50 percent interest.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended September 30, 2005, June 30, 2005 and March 31, 2005 and Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

	Three Months Ended						Twelve Months Ended
	09/30/05	06/30/05	03/31/05	09/30/04	06/30/04	03/31/04	12/31/04
Funds from Operations: (1)
Net income available to common stockholders - diluted	$194,929	$35,477	$33,502	$24,189	$27,927	$32,382	$113,266
Deduct:
Minority interest in income of consolidated partnership, excluding gain allocation	(3)	(251)	(282)	(206)	(286)	(260)	(796)
Net income available to common stockholders - basic	194,926	35,226	33,220	23,983	27,641	32,122	112,470
Add:
Depreciation and amortization
Continuing operations real estate assets	21,875	24,264	24,932	22,589	21,280	20,421	87,500
Discontinued operations real estate assets	397	602	756	971	613	843	3,078
Pro rata share of joint venture real estate assets	947	627	565	495	268	373	1,629
Deduct:
Gain on sale of real estate (2) (3)	(186,942)	—	—	—	—	(1,217)	(1,217)
(Gain) loss on sale of discontinued operations (2) (4)	(451)	(4,611)	(3,732)	3,169	4,909	(947)	5,622
Pro rata share of joint venture (gain) loss on sale of real estate (2)	(40)	—	—	12	(4)	425	433
FUNDS FROM OPERATIONS - BASIC	30,712	56,108	55,741	51,219	54,707	52,020	209,515
Add:
Minority interest in income of consolidated partnership, excluding gain allocation	3	251	282	206	286	260	796
FUNDS FROM OPERATIONS - DILUTED	$30,715	$56,359	$56,023	$51,425	$54,993	$52,280	$210,311

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.30	$0.54	$0.54	$0.51	$0.55	$0.52	$2.08
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$0.29	0.53	0.53	0.50	0.54	0.51	2.04

Funds from operations - diluted	$30,715	$56,359	$56,023	$51,425	$54,993	$52,280	$210,311
Add:
Impairment of real estate	859	—	—	—	43	—	43
Impairment of real estate held for sale	—	—	—	88	—	—	88
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$31,574	$56,359	$56,023	$51,513	$55,036	$52,280	$210,442

FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.30	$0.53	$0.53	$0.50	$0.54	$0.51	$2.04

Weighted average common shares outstanding - basic	103,460	103,164	102,820	101,255	100,159	99,419	100,894
ERP partnership units	2,369	2,264	1,964	1,405	1,239	1,363	1,394
Options and contingently issuable shares	865	982	1,042	998	874	1,226	1,057
Convertible debt	89	231	165	—	—	—	—
Restricted stock	52	44	144	—	—	—	—
Weighted average common shares outstanding - diluted	106,835	106,685	106,135	103,658	102,272	102,008	103,345

Special Distribution per Common Share	$3.00000	$—	$—	$—	$—	$—	$—
Dividend per Common share	0.31250	0.41250	0.41250	0.41250	0.41250	0.41250	1.65000
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	3.90000
Dividend per Preferred E share	0.47656	0.47656	0.47656	0.47656	0.47656	0.47656	1.90624

Common dividends (5)	$343,142	$42,689	$42,523	$42,295	$41,347	$41,263	$167,286
Preferred D dividends (6)	1,663	1,659	1,654	1,646	1,463	1,463	6,222
Preferred E dividends	3,812	3,812	3,812	3,812	3,812	3,812	15,248
TOTAL DISTRIBUTIONS	$348,617	$48,160	$47,989	$47,753	$46,622	$46,538	$188,756

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Funds from Operations / Capital Expenditures

(In thousands, except footnotes)

	Three Months Ended						Twelve Months Ended
	09/30/05	06/30/05	03/31/05	09/30/04	06/30/04	03/31/04	12/31/04
Capital Expenditures (7):
New development	$1,171	$3,778	$3,726	$937	$218	$—	$1,765
Building additions and expansions (8)	55,329	31,662	26,794	24,017	18,299	22,311	98,981
Building improvements capitalized (9)	2,609	2,673	1,764	4,332	3,763	908	12,082
Tenant improvements	1,641	2,116	1,691	2,068	2,838	3,735	10,451
Leasing commissions	2,299	1,845	2,335	2,218	1,471	2,697	8,217
TOTAL CAPITAL EXPENDITURES	$63,049	$42,074	$36,310	$33,572	$26,589	$29,651	$131,496

Straight line rents (7)	$1,043	$2,585	$1,206	$2,194	$1,449	$1,896	$7,643

Capitalized interest (7)	$1,762	$2,181	$1,230	$1,587	$1,748	$1,268	$6,436

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, the National Association of Real Estate Investment Trusts (“NAREIT”), based on discussions with the Securities and Exchange Commission (“SEC”), provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO.  The Company presents FFO in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO and, therefore, may not be comparable to such other REITs.

(2) Excludes gain / loss on sale of land.

(3) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, L.P. in 2003.

(4) For the three months ended June 30, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended March 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.

(5) For the three months ended September 30, 2005, balance includes approximately $310.4 million attributable to the payment of a special cash distribution, on September 27, 2005, to common stockholders of record on August 25, 2005.

(6) Dividends for the three months ended September 30, 2005, June 30, 2005 and March 31, 2005 and the twelve months ended December 31, 2004 include non-cash adjustments to account for the “step-up” of the dividend rate beginning in October 2012.

(7) Includes 100 percent of joint venture properties consolidated in accordance with the provisions of Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities(“FIN 46”), and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(8) Revenue-enhancing expenditures.

(9) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended September 30, 2005, June 30, 2005 and March 31, 2005 and Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Selected Financial Ratios / Data

(In thousands, except ratios, percentages and per share amounts)

	Three Months Ended												Twelve Months Ended
	09/30/05		06/30/05		03/31/05		09/30/04		06/30/04		03/31/04		12/31/04

Debt coverage ratios:
Interest coverage ratio (EBITDA/interest expense)	1.73	x	3.03	x	3.12	x	3.10	x	3.05	x	3.09	x	3.07	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	1.60	x	2.65	x	2.74	x	2.70	x	2.62	x	2.70	x	2.67	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	1.43	x	2.28	x	2.34	x	2.29	x	2.25	x	2.31	x	2.28	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	1.48	x	2.40	x	2.52	x	2.46	x	2.43	x	2.49	x	2.45	x

Debt/equity ratios:
Total debt/total market capitalization	37.2%		39.9%		41.4%		40.0%		41.8%		38.0%		39.1%
Total debt/total equity market capitalization	59.3%		66.3%		70.6%		66.6%		72.0%		61.3%		64.1%
Total debt/total book assets	48.6%		53.0%		52.8%		50.9%		51.6%		51.0%		52.1%
Total debt/undepreciated book value (2)	43.8%		47.5%		47.3%		45.9%		46.6%		46.3%		46.9%

Operating statistics:
NOI margin (NOI/total rental revenues)	66.79%		68.39%		68.09%		69.08%		69.86%		67.74%		68.48%
Expense recovery ratio (expense reimbursements/(operating costs + real estate taxes)	68.23%		73.73%		66.98%		65.38%		71.22%		67.46%		67.24%
Annualized G&A/total assets	1.22%		0.50%		0.51%		0.47%		0.56%		0.54%		0.51%
G&A/total revenues	8.57%		3.75%		3.84%		3.68%		4.28%		4.04%		3.93%

Market capitalization calculations:
Common shares outstanding	104,129		103,487		103,074		102,533		100,235		100,031		102,845
Operating partnership units outstanding (3)	2,369		2,264		2,264		1,609		1,285		1,285		1,651
Combined shares and operating partnership units outstanding	106,498		105,751		105,338		104,142		101,520		101,316		104,496
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000		8,000		8,000		8,000		8,000

Common stock price per share, end of period	$22.95		$27.17		$25.11		$25.00		$23.36		$27.35		$27.08
Preferred D price per share, end of period	50.00		50.00		50.00		50.00		50.00		50.00		50.00
Preferred E price per share, end of period	26.60		25.99		26.14		25.98		25.30		27.28		26.34

Common market equity at end of period (3)	$2,444,129		$2,873,255		$2,645,037		$2,603,550		$2,371,507		$2,770,993		$2,829,752
Preferred market equity at end of period	287,800		282,920		284,120		282,840		277,400		293,240		285,720
Total equity market capitalization	2,731,929		3,156,175		2,929,157		2,886,390		2,648,907		3,064,233		3,115,472
Total debt end of period	1,618,874		2,092,580		2,067,962		1,923,438		1,906,276		1,878,450		1,996,319
TOTAL MARKET CAPITALIZATION	$4,350,803		$5,248,755		$4,997,119		$4,809,828		$4,555,183		$4,942,683		$5,111,791

(1) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(2) Excludes accumulated depreciation on operating assets.

(3) Equivalent of common stock assuming conversion.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(Dollars in thousands, except footnotes)

	Three Months Ended												Twelve Months Ended
	09/30/05		06/30/05		03/31/05		09/30/04		06/30/04		03/31/04		12/31/04
Net income to EBITDA calculation: (1)
Net income	$196,045		$40,697		$38,687		$29,441		$32,916		$37,397		$133,940
Depreciation and amortization
Continuing operations real estate assets	21,875		24,264		24,932		22,589		21,280		20,421		87,500
Discontinued operations real estate assets	397		602		756		971		613		843		3,078
Pro rata share of joint venture real estate assets	947		627		565		495		268		373		1,629
State taxes	105		(175)		35		133		133		133		532
Interest expense
Continuing operations	39,554		28,177		27,331		26,150		26,536		26,401		106,054
Discontinued operations	—		—		5		58		58		58		183
Pro rata share of joint ventures	1,683		1,099		986		873		778		744		3,398
Gain on sale of real estate (2)	(186,942)		—		—		—		—		(1,217)		(1,217)
(Gain) loss on sale of discontinued operations (3)	(2,979)		(6,693)		(5,004)		3,093		970		(1,415)		1,139
(Gain) loss on sale of joint venture	(40)		—		—		12		(4)		425		433
Impairment of real estate
Impairment of real estate	859		—		—		—		43		—		43
Impairment of real estate held for sale	—		—		—		88		—		—		88
EBITDA	$71,504		$88,598		$88,293		$83,903		$83,591		$84,163		$336,800

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	5.93	x	2.21	x	2.17	x	2.21	x	2.19	x	2.29	x	2.21	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	5.48	x	1.94	x	1.91	x	1.92	x	1.89	x	2.00	x	1.92	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	4.86	x	1.66	x	1.62	x	1.62	x	1.61	x	1.70	x	1.63	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	5.02	x	1.74	x	1.74	x	1.74	x	1.73	x	1.84	x	1.75	x

Net income to earnings calculation:
Net income	$196,045		$40,697		$38,687		$29,441		$32,916		$37,397		$133,940
Deduct:
Income from discontinued operations	(4,788)		(7,549)		(6,555)		2,057		(1,288)		(3,579)		(5,690)
Equity in income of unconsolidated ventures	(755)		(441)		(689)		(314)		(559)		(230)		(1,513)
Add:
Minority interest in income of consolidated partnership and joint ventures	4,359		1,134		282		203		476		260		853
Interest expense	39,554		28,177		27,331		26,150		26,536		26,401		106,054
Distributed income of investments in unconsolidated joint ventures	—		—		—		50		—		159		209
Interest component of rental expense	319		284		241		120		99		97		456
EARNINGS	$234,734		$62,302		$59,297		$57,707		$58,180		$60,505		$234,309

Fixed charge calculation:
Interest expense	$39,554		$28,177		$27,331		$26,150		$26,536		$26,401		$106,054
Scheduled principal payments	3,284		3,991		3,755		3,942		4,239		3,852		16,031
Preferred dividends	5,475		5,471		5,466		5,458		5,275		5,275		21,470
FIXED CHARGE	$48,313		$37,639		$36,552		$35,550		$36,050		$35,528		$143,555
Capitalized interest	$1,762		$2,181		$1,230		$1,587		$1,748		$1,268		$6,436

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that have been sold, or classified as real estate held for sale at the end of the reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

(2) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balances include approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, L.P. in 2003.

(3) For the three months ended September 30, 2005, balance includes approximately $2.295 million, which represents the Company’s gain on the sale of its ownership interest in BPR West, L.P, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended June 30, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended March 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.  For the three months ended June 30, 2004 and the twelve months ended December 31, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in cconnection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

		Outstanding	Actual	Maturity	Percent of
	Lender	Balance	Interest Rate	Date	Total Indebtedness
Fixed Rate Debt:

Secured Mortgage Indebtedness
Alexis Park	SECORE Financial	$4,304	9.390%	10/01/06	0.27%
Montebello Plaza	Nationwide Life Insurance	1,998	9.625%	03/05/07	0.12%
Crown Point	Jackson National Life Insurance	6,810	8.120%	05/01/07	0.42%
Skyway Plaza	LaSalle National Bank	3,480	9.250%	05/01/07	0.22%
Dickson City Crossings I	General American Life Insurance Co.	11,793	8.650%	12/01/07	0.73%
Dickson City Crossings II	General American Life Insurance Co.	2,357	8.870%	12/01/07	0.15%
Silver Pointe	Nomura Asset Capital Corporation	7,113	7.500%	03/11/08	0.44%
Hillside Village Center	Wells Fargo Bank, N.A.	4,311	6.900%	04/01/08	0.27%
42 properties (REMIC)	SECORE Financial	148,559	6.670%	06/01/08	9.22%
Marketplace	Heller Financial, Inc.	9,080	6.880%	08/01/08	0.56%
Festival Center	KeyBank National Association	2,428	8.240%	01/01/10	0.15%
Sunshine Square	Sun Life Assurance Company	7,040	8.490%	05/31/10	0.44%
Saddletree Village Shopping Center	Aegon USA Realty	1,474	8.250%	06/01/10	0.09%
Hampton Village Centre	Deutsche Banc Capital LLC	28,817	8.530%	06/30/10	1.79%
Hillcrest Shopping Center	General Electric Capital Corporation	16,641	8.110%	07/01/10	1.03%
Greentree	KeyBank National Association	4,876	8.240%	10/01/10	0.30%
Habersham Crossing	KeyBank National Association	3,590	8.240%	10/01/10	0.22%
Merchants Crossing	American Equity Investment	4,998	7.630%	09/14/11	0.31%
Hunt River Commons	Nationwide Life Insurance	7,099	7.070%	10/01/11	0.44%
Annex of Arlington	LaSalle National Bank	17,744	7.850%	04/11/12	1.10%
Chapel Square	American National	1,401	9.250%	02/01/13	0.09%
Florence Square I	Nationwide Life Insurance	12,918	7.400%	04/01/13	0.80%
Florence Square II	Nationwide Life Insurance	1,260	8.500%	04/01/13	0.08%
Florence Square III	Nationwide Life Insurance	974	8.320%	04/01/13	0.06%
Northgate	State Farm Life Insurance Company	5,477	8.750%	06/30/13	0.34%
West Ridge Shopping Center	Morgan Stanley Mortgage Capital Inc.	10,955	5.890%	12/09/13	0.68%
University IV	IDS Life Insurance Company	1,749	8.250%	03/01/15	0.11%
Riverview Plaza	Protective Life	4,118	8.625%	09/01/15	0.26%
Lexington Town Square	American Enterprise	1,671	8.500%	10/01/16	0.10%
Midway Market Square	MONY	15,583	8.180%	12/01/16	0.97%
Elkhart Market Centre	Protective Life	12,397	7.500%	08/01/18	0.77%
Covered Bridge	Protective Life	2,571	7.500%	06/01/20	0.16%
Olympia Corners	Protective Life	5,051	7.500%	06/01/20	0.31%
Sun Plaza	Protective Life	9,390	7.500%	06/01/20	0.58%
The Vineyards	Protective Life	7,805	7.500%	06/01/20	0.48%
Arvada Plaza	American Centurion	2,022	7.670%	05/01/21	0.13%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,536	7.880%	06/01/21	0.28%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,780	7.320%	03/01/28	0.23%
TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$398,170	7.449%		24.72%

Unsecured Notes
7.35%, 10 Year Unsecured Notes	-	$30,000	7.350%	06/15/07	1.86%
7.40%, 10 Year Unsecured Notes	-	150,000	7.400%	09/15/09	9.31%
4.50%, 7 Year Unsecured Notes (1)	-	150,000	4.500%	02/01/11	9.31%
5.125%, 7 Year Unsecured Notes	-	125,000	5.125%	09/15/12	7.76%
5.50%, 10 Year Unsecured Notes	-	50,000	5.500%	11/20/13	3.10%
5.30%, 10 Year Unsecured Notes	-	100,000	5.300%	01/15/15	6.21%
5.25%, 10 Year Unsecured Notes	-	125,000	5.250%	09/15/15	7.76%
3.75%, 20 Year Unsecured Notes (2)	-	115,000	3.750%	06/01/23	7.14%
7.97%, 30 Year Unsecured Notes	-	10,000	7.970%	08/14/26	0.62%
7.65%, 30 Year Unsecured Notes	-	25,000	7.650%	11/02/26	1.55%
7.68%, 30 Year Unsecured Notes	-	10,000	7.680%	11/02/26	0.62%
7.68%, 30 Year Unsecured Notes	-	10,000	7.680%	11/02/26	0.62%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

		Outstanding	Actual	Maturity	Percent of
	Lender	Balance	Interest Rate	Date	Total Indebtedness
6.90%, 30 Year Unsecured Notes	-	25,000	6.900%	02/15/28	1.55%
6.90%, 30 Year Unsecured Notes	-	25,000	6.900%	02/15/28	1.55%
7.50%, 30 Year Unsecured Notes	-	25,000	7.500%	07/30/29	1.55%
TOTAL FIXED RATE UNSECURED NOTES		$975,000	5.637%		60.54%

CAPITAL LEASES		$27,972	7.500%	06/20/31	1.74%

TOTAL FIXED RATE DEBT		$1,401,142	6.189%		87.00%

Variable Rate Debt (3):
Secured Mortgage Indebtedness
Elk Grove Town Center	MetLife	$14,500	4.580%	12/01/06	0.90%
Highland Commons	GE Financial Assurance	3,504	6.375%	12/01/09	0.22%
Lexington Road Plaza	Great Northern Insured Annuity	6,416	5.875%	09/01/11	0.40%
TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$24,420	5.178%		1.52%
Credit Facilities
$350 Million Revolving Credit Facility	Bank of America	$35,000	4.491%(4)	06/29/07	2.17%
$150 Million Secured Term Loan	Bank of America	150,000	4.691%	06/29/07	9.31%
TOTAL CREDIT FACILITIES		$185,000	4.653%		11.49%

TOTAL VARIABLE RATE DEBT		$209,420	4.714%		13.00%

TOTAL DEBT		$1,610,562	5.997%		100.00%
Net Unamortized Premiums on Mortgages		$14,613
Net Unamortized Discount on Notes		(5,042)
Impact of Swap Agreements on Notes (1)		(1,259)
TOTAL DEBT - NET		$1,618,874

(1) On February 6, 2004, the Company issued $150 million aggregate principal amount of 7-Year Fixed Rate Unsecured Notes with a coupon of 4.50%.  As of September 30, 2005, the Company had interest rate swaps that effectively convert the interest rate on $65 million of the notes from a fixed rate to a blended floating rate of 30 basis points over the 6-month LIBOR rate.

(2) On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes.  The notes are convertible into cash, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(3) As determined by the applicable loan agreement, the Company incurs interest on these obligations using either the 30-day LIBOR rate, which was 3.86% as of September 30, 2005, plus spreads ranging from 65 to 85 basis points, or Moody’s A Corporate Bond Index, which was 5.22% as of September 30, 2005, plus spreads ranging from 12.5 to 37.5 basis points.

(4) In addition to the stated interest rate, the Company also incurs an annual facility fee of 20 basis points.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended September 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(Dollars in thousands, except footnotes)

	Scheduled	Scheduled		Total	Percent of
	Amortization	Maturities		Debt Maturing	Debt Maturing
2005	$2,935	$—		$2,935	0.18%
2006	12,135	18,684		30,819	1.91%
2007	11,419	238,132	(1)	249,551	15.49%
2008	9,925	163,712		173,637	10.78%
2009	8,614	154,810		163,424	10.15%
2010	8,790	56,309		65,099	4.04%
2011	7,882	164,299		172,181	10.69%
2012	7,820	141,386		149,206	9.26%
2013+	67,324	536,386		603,710	37.48%
	$136,844	$1,473,718		$1,610,562	100.00%

	Net Unamortized Premiums on Mortgages			$14,613
	Net Unamortized Discount on Notes			(5,042)
	Impact of Swap Agreements on Notes			(1,259)
	TOTAL DEBT - NET			$1,618,874

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	9.1 years	1.9 years	8.2 years
Excluding capital leases and credit facilities	8.8 years	2.9 years	8.7 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (2)	Required	Actual	Compliance
Total consolidated debt to total asset value	< 60%	48%	Yes
Total secured debt to total asset value	< 40%	17%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	190%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	170%	Yes

Unencumbered Properties Summary (3):

	# of
	Properties	GLA
Unencumbered properties	232	31,905,314
Encumbered properties	84	11,398,578
	316	43,303,892

(1) Scheduled maturities include (i) $35 million representing the balance of the $350 million revolving credit facility drawn as of September 30, 2005 and maturing June 29, 2007, with a one-year extension option, and (ii) $150 million representing the balance of the $150 million secured term loan facility drawn as of September 30, 2005 and maturing June 29, 2007.

(2) For a complete listing of debt covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the SEC.

(3) Only includes properties owned by the Company (“Company Portfolio”).

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended September 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

2005 Acquisitions

	Property		Purchase	Purchase	Cap-		GLA /	Percent		Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Anchor Tenants	Built (4)
1Q 2005
Building at Midway Crossing (5)	S	Elyria, OH	01/13/05	$1,125,000	—	$—	20,338	0%	-	2005
Brunswick Town Center	S	Brunswick, OH	01/21/05	16,431,000	8.6%	1,405,459	122,989	90%	Lowe’s , Home Depot (non-owned)	2004
Hillcrest Shopping Center (6)	S	Spartanburg, SC	02/16/05	35,513,410	8.3%	2,962,257	341,982	91%	Marshalls, Publix, Stein Mart	2005
West Ridge Shopping Center	S	Westland, MI	03/17/05	16,622,250	7.9%	1,313,158	163,131	99%	Mervyn’s (non-owned), Target (non-owned), TEC Furniture, Tile Shop, T.J. Maxx	1989
				$69,691,660	—	$5,680,874	648,440
2Q 2005
Marketplace at Wycliffe (7) (8) (9)	S	Lake Worth, FL	06/01/05	$35,734,203	8.5%	$3,054,023	133,520	98%	Walgreens, Winn-Dixie	2002
Mableton Walk (7) (8)	S	Mableton, GA	06/01/05	—	—	—	105,742	94%	Piccadilly Cafeteria, Publix	1994
				$35,734,203	8.5%	$3,054,023	239,262
3Q 2005
Market Plaza (10)	S	Plano, TX	07/13/05	$39,625,000	5.2%	$2,046,622	161,453	66%	H.E.B Central Market	2002
Surrey Square Mall (6)	S	Norwood, OH	08/26/05	10,450,000	8.4%	874,000	192,388	97%	Kroger	2005
Five land parcels adjacent to Home Depot stores (11)	L	FL, LA, OH	09/07/05	9,287,500	—	—	40 acres	—	Home Depot (non-owned)	—
Fashion Place Shopping Center	S	Columbia, SC	09/14/05	6,750,000	11.0%	744,728	149,493	82%	Dollar Tree, Staples, Superpetz, T.J. Maxx	1990
Brandt Pike Place (12)	L	Dayton, OH	09/30/05	1,600,000	—	—	11 acres	—	Kroger (non-owned)	—
				$67,712,500	—	$3,665,350	503,334

		2005 Total Acquisitions		$173,138,363	—	$12,400,247	1,391,036

(1) L - Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Total acquisition was comprised of a 20,338 square foot vacant building and 2.5 acres of land immediately adjacent to Midway Crossing, a community shopping center owned by the Company and currently under redevelopment.

(6) Property currently under redevelopment.  Cap-rate and NOI calculated on a stabilized basis.

(7) Property acquired from CA New Plan Venture Fund, LLC, a joint venture in which the Company has a 10% interest.

(8) Property acquired as a component of a multi-property transaction.  Purchase amount, cap-rate and NOI listed for Marketplace at Wycliffe represent the combined amounts for the acquisition of Marketplace at Wycliffe and Mableton Walk.

(9) On August 10, 2005, this property was sold in connection with the Galileo Transactions.

(10) Property currently being re-tenanted.  Expected stabilized cap-rate of 8.5%.

(11) The Company expects to develop approximately 223,240 square feet of retail space on the land parcels.

(12) The Company expects to develop approximately 40,500 square feet of retail space on the land parcel.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended September 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

2005 Joint Venture Acquisitions

	Property		Purchase	Purchase	Cap-		GLA /	Percent		Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Anchor Tenants	Built (4)

1Q 2005
Westgate / Westgate Mall, LLC (5)	S	Fairview Park, OH	02/25/05	$25,500,000	—	$—	55 acres	—	Kohl’s	2005
New London Mall / NP/I&G Institutional Retail Company, LLC	S	New London, CT	03/10/05	41,625,000	6.5%	2,686,656	260,396	93%	Homegoods, Marshalls, OfficeMax, ShopRite	2000
				$67,125,000	—	$2,686,656	260,396

2Q 2005
Westpark Shopping Center / NP/I&G Institutional Retail Company, LLC	S	Glen Allen, VA	05/09/05	$19,825,000	7.0%	$1,385,480	118,500	99%	Bloom Brothers Furniture (non-owned), Linens ‘N Things, The Tile Shop, Ukrops (non-owned), Victory Lady	2005
Quail Springs Marketplace / NP/I&G Institutional Retail Company, LLC	S	Oklahoma City, OK	05/18/05	47,630,511	7.4%	3,542,814	294,613	99%	Lowe’s (non-owned), Office Depot, Ross Dress for Less, Ultimate Electronics	2003
				$67,455,511	7.3%	$4,928,294	413,113

3Q 2005
Meridian Towne Centre / NP/I&G Institutional Retail Company, LLC (6)	S	Okemos, MI	08/17/05	$14,250,000	6.1%	$871,624	86,891	90%	Kroger (non-owned), Marshalls, Target (non-owned)	2004
				$14,250,000	6.1%	$871,624	86,891

		2005 Total Acquisitions		$148,830,511	—	$8,486,574	760,400

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Property currently under redevelopment.  The joint venture plans to redevelop the mall into a large community shopping center with multiple anchors, including the existing Kohl’s.

(6) Property currently being re-tenanted.  Expected stabilized cap-rate of 7.2%.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

2005 Sales to Joint Ventures and Dispositions

	Property		Sale	Sale	Book	Gain /	Cap-		GLA /	Percent	Year
Property Name	Type (1)	Location	Date	Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built (4)

Sales to Joint Ventures
3Q 2005
69 Shopping Centers to Galileo America LLC	S	Varied	08/10/05	$968,000,000	$781,058,361	$186,941,639	7.4%	$71,632,000	10,375,357	96%	Varied

Dispositions
1Q 2005
Land at Shops of Riverdale	L	Riverdale, GA	01/14/05	$1,620,000	$347,420	$1,272,580	—	$—	1 acre	—	—
Jasper Manor	S	Jasper, IN	02/24/05	7,000,000	6,581,950	418,050	8.9%	624,265	194,120	85%	2004
Cavitt Office Building	M	Bryan, TX	03/09/05	100,000	100,000	—	—	—	13,200	0%	2001
				$8,720,000	$7,029,370	$1,690,630	—	$624,265	207,320

2Q 2005
Land at Congress Crossing	L	Athens, TN	04/06/05	$400,000	$85,195	$314,805	—	$—	1.2 acres	—	—
Village Center	S	Victoria, TX	06/08/05	2,600,000	2,279,753	320,247	11.9%	310,000	118,827	78%	1982
Oswego Plaza	S	Oswego, NY	06/23/05	6,400,000	2,248,669	4,151,331	8.7%	558,593	128,087	97%	1996
				$9,400,000	$4,613,617	$4,786,383	—	$868,593	246,914

3Q 2005
Desiard Plaza	S	Monroe, LA	07/29/05	$2,725,000	$2,378,591	$346,409	9.4%	$255,000	65,439	93%	1995
Land at North Leg Plaza	L	Augusta, GA	08/02/05	275,000	42,210	232,790	—	—	0.46 acres	—	—
Harbor Plaza	S	Ashtabula, OH	09/01/05	1,800,000	1,727,277	72,723	4.9%	88,192	51,794	36%	2003
Fondren	S	Houston, TX	09/19/05	5,150,000	5,117,833	32,167	9.3%	479,632	45,873	98%	1999
				$9,950,000	$9,265,911	$684,089	—	$822,824	163,106

2005 Total Sales to Joint Ventures and Dispositions				$996,070,000	$801,967,259	$194,102,741	—	$73,947,682	10,992,697

(1) L - Land, M - Miscellaneous, S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended September 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

2005 Joint Venture Dispositions

						Company’s
	Property			Sale	Sale	Share of	Book	Gain /	Cap-		GLA /	Percent	Year
Property Name	Type (1)	Location	Transaction Description	Date	Amount	Sale Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built (4)

1Q 2005
Rodney Village / Benbrooke Ventures (5)	S	Dover, DE	Sale of property	01/12/05	$10,075,000	$8,139,609	$7,017,958	$3,057,042	9.3%	$936,975	211,568	93%	2003

2Q 2005
Land at BPR West, L.P. (6)	L	Frisco, TX	Sale of land parcel	05/03/05	$2,996,420	$2,996,420	$1,229,523	$1,766,897	—	$—	3.4 acres	—	—

3Q 2005
Land at BPR West, L.P. (7)	L	Frisco, TX	Sale of land parcel	08/01/05	$4,333,099	$4,333,099	$2,037,991	$2,295,108	—	$—	9.3 acres	—	—
Conway Plaza / Galileo America LLC (8)	S	Conway, SC	Sale of property	08/16/05	800,000	40,000	759,503	40,497	—	—	32,875	—	1985
					$5,133,099	$4,373,099	$2,797,494	$2,335,605	—	$—	32,875

			2005 Total Dispositions		$18,204,519	$15,509,128	$11,044,975	$7,159,544	—	$936,975	244,443

(1) L - Land, S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5)  In connection with the sale of this property, the Company recorded its pro rata share of the gain on sale, approximately $3.314 million.  The pro rata share of the gain is included in Gain (loss) on sale of discontinued operations in the Company’s Income Statements, and is greater than the total joint venture gain due to differences between the joint venture’s basis in the property and the Company’s basis in the joint venture.

(6) Net proceeds from the sale of this property were used to repay a portion of the amount outstanding under a construction loan from the Company.  Since BPR West, L.P. was considered a consolidated entity under the provisions of FIN 46, the entire gain has been included in Gain (loss) on sale of discontinued operations in the Company’s Income Statements.

(7) Represents the sale of the Company’s ownership interest in BPR West, L.P., a venture which owns 9.3 acres of undeveloped land in Frisco, Texas.  The Company previously held a 50 percent interest in the venture.  The entire gain has been included in Gain (loss) on sale of discontinued operations in the Company’s Income Statements.

(8) Property under contract to sell prior to closing of Galileo Transactions.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Redevelopment / Outparcel Development

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

Company Redevelopment Activities
	Community and Neighborhood Shopping Centers
1	Ivyridge	Philadelphia, PA	Construction of a new 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation	106,888	97%	Apr-03	Feb-06	67%	$7,818,413	10.0%
2	Market Place	Piqua, OH	Construction of a 69,133 SF Kroger and addition of 9,600 SF of new retail space	179,604	63%	May-03	Jan-06	85%	2,990,205	10.3%
3	Sunshine Square	Medford, NY	Construction of a new 65,000 SF Stop & Shop and façade renovation	221,982	66%	Jun-03	Oct-06	88%	4,796,792	15.2%
4	The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	361,246	74%	Jul-03	Feb-06	80%	28,267,447	10.6%
5	J*Town Center	Jeffersontown, KY	Phase II of reconfiguration of shopping center with façade renovation of the main building and reposition of shopping center into multi-use retail / office anchored by a 38,380 SF Louisville Athletic Club	208,595	88%	Sep-03	Oct-05	87%	6,821,007	13.7%
6	Colonial Marketplace	Orlando, FL	Redevelopment and renovation of shopping center with a new 50,000 SF LA Fitness and the creation of a 30,000 SF junior anchor space and 4,600 SF of retail shops on an outparcel	140,581	78%	Jul-04	Dec-05	73%	8,194,124	11.1%
7	Price Chopper Plaza	Rome, NY	Redevelopment of shopping center related to relocation of Price Chopper to Mohawk Acres	78,401	71%	Sep-04	Jan-07	5%	1,184,505	10.1%
8	Village Center	Smithtown, NY	Renovation of shopping center with the addition of Zio Guisseppe’s, a 32,500 SF specialty grocer	97,536	100%	Oct-04	Oct-05	75%	2,100,468	11.5%
9	Merchants Crossing	Newnan, GA	Remerchandise former Kmart with a multi-tenant building	170,100	57%	Dec-04	Jul-06	50%	925,922	10.7%
10	Tinton Falls Plaza	Tinton Falls, NJ	Renovation of former Burlington Coat Factory with expansion of WOW Fitness by 11,077 SF, the addition of Velocity Sports Med in 16,612 SF and the creation of 12,973 SF of small shop space	100,582	72%	Dec-04	Jan-06	36%	2,346,415	10.7%
11	Culpepper Plaza	College Station, TX	Renovation of shopping center with new junior anchors to replace former Safeway	178,004	57%	Dec-04	Feb-06	39%	2,464,322	10.9%
12	Rose Pavilion	Pleasanton, CA	Demolition of vacant theatre and construction of a new 30,000 SF Broyhill Furniture Store	293,428	100%	Jan-05	Dec-05	40%	3,110,590	10.2%
13	Grand Crossing	Brighton, MI	Renovation of VG’s, expansion of Ace Hardware by 4,000 SF and addition of 3,600 SF of new shop space	85,506	100%	Jan-05	Jan-06	69%	804,393	10.9%
14	Midway Crossing	Elyria, OH	Remerchandise 20,338 SF former Kids R Us and develop pad site with a 10,000 SF Darden restaurant	165,253	82%	Jan-05	Apr-06	47%	2,613,973	13.1%
15	Friendswood Square	Friendswood, TX	Reconfiguration of shopping center and addition of a new 14,560 SF Walgreens	62,767	100%	Jan-05	May-06	87%	4,476,887	9.5%
16	Riverview Plaza	Gadsden, AL	Remerchandise former Wal-Mart with 55,000 SF Hobby Lobby	146,621	100%	Apr-05	Dec-05	30%	3,689,896	10.3%
17	Coconut Creek	Coconut Creek, FL	Phase II redevelopment of north wing of the shopping center with a 36,000 SF Radical Entertainment	264,846	93%	Apr-05	Dec-05	58%	751,483	10.2%
18	Hillcrest Shopping Center	Spartanburg, SC	Remerchandise former Kmart with a 30,187 SF Ross Dress for Less, a 20,000 SF Office Depot, a 15,000 SF PETCO and a Panera Bread	329,529	94%	Apr-05	Apr-06	65%	4,465,377	10.3%
19	Chapman-Ford Crossing	Knoxville, TN	Remerchandise former Wal-Mart with a 60,000 SF First Tennessee Bank and two junior anchors	219,683	88%	May-05	Oct-06	5%	1,232,047	16.0%
20	Victory Square	Savannah, GA	Phase I of redevelopment with conversion of existing theatre to stadium seating and renovation of shopping center	168,514	70%	Jun-05	Dec-05	37%	2,370,085	13.3%
21	Pyramid Mall	Geneva, NY	Demolition of mini-mall and retenanting of former Kmart with a 30,000 SF Big Lots	207,299	59%	Jun-05	Aug-06	13%	4,224,857	9.4%
22	Merchants Park	Houston, TX	Reconfigure shopping center to accommodate addition of a new 30,000 SF Ross Dress for Less and a 9,000 SF O’Reilly Auto	195,694	95%	Jun-05	Nov-05	67%	1,596,096	10.9%
23	Parkview West	Pasadena, TX	Renovate and remerchandise the shopping center creating high profile small shop space	39,996	93%	Jun-05	Dec-05	15%	434,955	10.6%
24	Texas City Bay	Texas City, TX	Conversion of former Kmart into 96,000 SF British Petroleum office space	235,784	90%	Jun-05	Oct-05	42%	6,806,963	10.6%
25	Brooksville Square	Brooksville, FL	Redevelop former Kmart into new 45,600 SF Publix Supermarket and 14,400 SF of new retail shops	156,361	100%	Jul-05	Dec-06	3%	6,703,075	10.1%
26	Festival Center	Bradley, IL	Remerchandise former Fleming Supermarket with a 30,000 SF Big Lots and 14,000 SF of medical office space	63,796	70%	Jul-05	Dec-06	25%	814,272	13.0%
27	Liberty Plaza	Randallstown, MD	Redevelopment of shopping center with the addition of a new 162,000 SF Wal-Mart	58,800	76%	Jul-05	Dec-06	1%	2,089,285	10.3%
28	South Towne Centre	Dayton, OH	Redevelop former Kmart into a multi-tenant retail building	308,699	65%	Jul-05	Dec-06	2%	7,472,986	12.5%
29	Picadilly Square (4)	Louisville, KY	Renovate shopping center to create an orientation to a newly opened roadway	96,370	92%	Aug-05	Feb-06	0%	981,861	17.9%
30	Renaissance Center East (4)	Las Vegas, NV	Expand shopping center by enclosing courtyard area to accommodate a new 15,000 SF Dollar Tree	103,522	91%	Aug-05	Jan-06	17%	1,425,634	10.0%
31	Greentree Shopping Center (4)	Columbus, OH	Expand Kroger to a new 77,116 SF prototype and renovation of shopping center	128,501	78%	Aug-05	Dec-05	1%	1,153,675	10.3%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Redevelopmental / Outparcel Development

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

32	Wynnewood Village (4)	Dallas, TX	Redevelop shopping center, including demolition of an office building, to accommodate a new 30,500 SF Ross Dress for Less, a 16,307 SF Citi Trends and 33,000 SF of new retail shops	464,854	90%	Sep-05	Sep-06	4%	4,895,697	10.3%
33	Regency Park (4)	Jacksonville, FL	Redevelop former Rhodes Furniture into a 61,000 SF Hobby Lobby, a 24,000 SF Books A Million and façade renovation	333,948	90%	Oct-05	May-06	0%	2,718,312	11.1%
34	Points West (4)	Brockton, MA	Redevelop shopping center with the addition of a new 39,500 SF Price Rite Supermarket	144,042	96%	Oct-05	Jan-07	0%	3,677,000	10.2%
35	Surrey Square Mall (4)	Norwood, OH	Redevelop partially enclosed shopping center into a large multi-anchored community center with a 76,000 SF Kroger	176,433	65%	Oct-05	Jul-07	0%	8,623,774	9.7%
							Total / Weighted Average		$145,042,793	11.0%
	Miscellaneous Properties
36	Pointe*Orlando	Orlando, FL	Remerchandise and signficantly renovate property, including the creation of feature plazas on International Drive and the addition of restaurant anchors	435,000	58%	Jul-05	Dec-06	5%	$44,373,987	10.0%
Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers
37	Stone Mountain Festival	Stone Mountain, GA	Redevelopment and renovation of shopping center with the addition of a 52,570 SF Hobby Lobby	353,575	92%	Sep-04	Mar-06	20%	$3,896,995	12.2%
38	The Crossing at Fry Road	Katy, TX	Expansion of Hobby Lobby by 15,576 SF and façade renovation	235,117	99%	Dec-04	Dec-05	50%	625,310	12.8%
39	Westgate (5)	Fairview Park, OH	Redevelop existing enclosed mall into a large multi-anchored community shopping center, including an existing Kohl’s	380,000	—	Jun-05	Sep-07	10%	50,000,000	10.0%
40	Delta Center (4)	Lansing, MI	Redevelop former Farmer Jack with a 53,921 SF Hobby Lobby	186,246	93%	Sep-05	Jan-06	0%	518,169	13.5%

						Total / Weighted Average			$55,040,474	10.2%
Company Outparcel Development Activities
	Community and Neighborhood Shopping Centers
41	Cordele Square (4)	Cordele, GA	Renovate existing theatre to accommodate a 10,000 SF stadium theatre	126,427	97%	Aug-05	Feb-06	10%	$1,056,786	10.8%
42	Tarpon Mall (4)	Tarpon Springs, FL	Construction of a 6,300 SF Goodyear Tire and 7,800 SF of retail space	140,765	98%	Sep-05	Aug-06	0%	2,231,331	10.5%
43	Florence Square (4)	Florence, KY	Construction of 8,500 SF of retail space, including a 3,500 SF Vitamin Shoppe and a 2,500 SF Qdoba	369,751	95%	Sep-05	Jul-06	2%	1,741,840	11.6%
44	Cortlandville (4)	Cortland, NY	Construction of a 11,500 SF Kinney Drug	111,850	69%	Sep-05	Jun-06	3%	1,700,951	10.0%
45	Roundtree Place (4)	Ypsilanti, MI	Construction of 11,500 SF of retail space, including a 4,550 Cici’s Pizza	206,913	99%	Oct-05	Oct-06	0%	2,174,903	10.2%
						Total / Weighted Average			$8,905,811	10.6%

			TOTAL IN-PROCESS REDEVELOPMENT / OUTPARCEL DEVELOPMENT / WEIGHTED AVERAGE						$253,363,064	10.6%

						Construction			Expected	Expected
					Percent			Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

Completed 2005 Company Redevelopment / Outparcel Development Activities
	Community and Neighborhood Shopping Centers
1	Tinley Park Plaza	Tinley Park, IL	Redevelopment of former Builders Square parcel with a 76,521 SF main retail building, including a 22,722 SF Staples, and 13,200 SF outparcel building	250,017	93%	Mar-03	Feb-05	100%	$5,642,612	9.5%
2	Dover Park Plaza (6)	Yardville, NJ	Phase II of façade renovation and the replacement of former Acme with multiple retail shops	58,025	96%	Oct-04	Mar-05	100%	769,425	11.4%
3	Hornell Plaza (6)	Hornell, NY	Expansion of Wegman’s by 2,800 SF and relocation of existing tenants to new spaces	253,813	95%	Sep-04	Mar-05	100%	617,847	12.8%
4	Shops at Seneca Mall (6)	Liverpool, NY	Redevelopment of former medical space with a 34,000 SF Big Lots and additional retail shops	230,583	95%	Oct-04	Mar-05	100%	1,182,378	11.7%
5	Sharpstown Plaza	Houston, TX	Redevelopment of former office building into a shopping center anchored by a new 33,177 SF Circuit City and 9,947 SF of retail shops	43,630	97%	Jul-04	Mar-05	100%	5,347,799	11.2%
6	Tomball Parkway Plaza (6)	Tomball, TX	Renovation of former Compaq anchored wing of shopping center to accommodate multi-tenant retail shops anchored by a 29,655 SF Big Lots	133,629	98%	Sep-04	Mar-05	100%	542,366	11.1%
7	Washtenaw Fountain Plaza (6)	Ypsilanti, MI	Redevelopment of former Builders Square with a multi-tenant building	135,942	89%	Jan-04	May-05	100%	2,509,779	10.0%
8	Parkway Plaza (6)	Winston-Salem, NC	Conversion of former Bowling Center to 28,000 SF CitiTrends	286,405	96%	Jan-05	May-05	100%	287,000	10.9%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Redevelopmental / Outparcel Development

						Construction			Expected	Expected
					Percent			Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

9	Wallkill Plaza	Middletown, NY	Phase II redevelopment of former Bradlees into a multi-tenant retail building anchored by a 58,931 SF Ashley Furniture and a 27,000 SF A.J. Wright and shopping center renovation	203,960	92%	Jul-04	May-05	100%	3,071,729	11.0%
10	Orange Grove (6)	Houston, TX	Redevelopment of former Kmart anchored shopping center with the construction of a 35,277 SF 24 Hour Fitness, 8,000 SF of new retail shops and the addition of a 93,633 SF Floor & Décor	186,446	98%	May-04	Jun-05	100%	5,896,546	10.5%
11	Cave Spring Corners	Roanoke, VA	Construction of a new 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location	142,752	100%	May-03	Jun-05	100%	2,092,753	13.0%
12	Ridgeview Centre	Wise, VA	Construction of a 10,700 SF Social Security office	188,474	96%	Jan-04	Jun-05	100%	1,592,813	10.7%
13	Columbus Center	Columbus, IN	Sale of 12 acres of land to Target for a 126,000 SF store and façade renovation	145,162	81%	May-03	Aug-05	100%	4,357,284	12.4%
14	Western Village	Cincinnati, OH	Construction of a new 76,000 SF Kroger and 30,000 SF of retail shops	104,895	100%	Feb-04	Aug-05	100%	5,802,868	11.1%
15	Elkhart Market Centre	Goshen, IN	Construction of a 7,800 SF Pet Supplies Plus	362,470	99%	Oct-04	Sep-05	100%	950,290	12.3%
16	Roxboro Square	Roxboro, NC	Redevelopment of former Wal-Mart anchored center into a town center anchored by Person County	98,980	91%	Jan-05	Sep-05	100%	6,007,629	10.1%
17	Transit Road Plaza	Lockport, NY	Remerchandise former Kmart with a multi-tenant building anchored by a 21,160 SF Office Max and a 29,563 SF Grossman’s Bargain Outlet	145,315	72%	Mar-04	Sep-05	100%	5,493,726	10.4%
18	Mohawk Acres	Rome, NY	Construction of a new 70,000 SF Price Chopper and shopping center renovation	161,330	92%	Sep-04	Sep-05	100%	3,570,204	10.1%
						Total / Weighted Average			$55,735,048	10.8%
Completed 2005 Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers
19	Marrero Shopping Center	Marrero, LA	Expansion of Winn-Dixie to 48,960 SF	69,259	100%	Jul-04	Mar-05	100%	$1,729,410	13.1%
20	Clinton Crossing	Clinton, MS	Redevelopment of former Wal-Mart with a new 46,873 SF grocer and 14,000 SF of retail shops	87,698	36%	Apr-04	Jun-05	100%	6,837,878	14.9%
21	Galleria Commons	Henderson, NV	Redevelopment of former House To Home with a 85,000 SF Burlington Coat Factory and additional retail shops	276,460	95%	Jul-03	Jul-05	100%	3,542,363	11.0%
22	Westminster City Center	Westminster, CO	Reconfiguration of the northend of the shopping center with a downsized 15,803 SF Golfsmith and a new 11,043 SF Pier 1	341,600	100%	Apr-05	Sep-05	100%	1,239,277	10.0%
						Total / Weighted Average			$13,348,928	13.2%

			TOTAL COMPLETED REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$69,083,976	11.3%

			TOTAL REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$322,447,040	10.8%

(1) Includes all leases in effect at September 30, 2005, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.  Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales as adjusted, primarily for the inclusion of peripheral land development costs.

(4) Indicates project added during the quarter ended September 30, 2005.

(5) Expected total project cost includes the costs incurred in acquiring the property.

(6) Subsequent to completion, this property was contributed to a joint venture.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure -Quarter Ended September 30, 2005

New Development Activities

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased	Start Date	Completion Date	Complete	Project Cost	on Cost (1)

Company New Development Activities
	Community and Neighborhood Shopping Centers
1	The Centre at Navarro	Victoria, TX	Phase I development of 52,208 SF shopping center anchored by a 29,000 SF Hastings and a 14,490 SF Walgreens	52,208	—	Jan-05	Dec-05	20%	$7,092,369	10.7%
2	Apopka Commons (2)	Apopka, FL	Develop 64,000 SF of retail shops anchored by Home Depot	64,000	—	Sep-05	Mar-07	5%	9,904,184	10.0%
3	Nine Mile Square (2)	Pensacola, FL	Develop 71,240 SF of retail shops anchored by Home Depot	71,240	—	Sep-05	Mar-07	7%	8,538,452	10.6%
4	Denham Springs Plaza (2)	Denham Springs, LA	Develop 40,000 SF of retail shops and 33,000 SF on three pad sites anchored by Home Depot	73,000	—	Sep-05	Mar-07	5%	4,317,212	10.1%
5	Northgate Plaza (2)	Westerville, OH	Develop 15,000 SF of retail shops adjacent to Home Depot and Kroger	15,000	—	Sep-05	Mar-07	5%	2,435,215	10.5%
6	Brandt Pike Place (2)	Dayton, OH	Develop 21,000 SF of retail shops and 19,500 SF on three outparcels adjacent to a 69,000 SF Kroger	40,500	—	Oct-05	Nov-06	0%	4,632,975	10.1%

			TOTAL IN-PROCESS NEW DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$36,920,407	10.3%

						Construction			Expected	Expected
					Percent			Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (3)	Start Date	Completion Date	Complete	Project Cost	on Cost (1)

Completed 2005 Company New Development Activities
	Community and Neighborhood Shopping Centers
1	Unity Plaza	East Fishkill, NY	Development of a 68,162 SF shopping center anchored by A&P Fresh Market	68,162	91%	May-04	Sep-05	100%	$14,805,863	9.7%

				TOTAL NEW DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$51,726,270	10.1%

(1) Projected income / expected total project cost.

(2) Indicates project added during the quarter ended September 30, 2005.

(3) Includes all leases in effect at September 30, 2005, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Type Summary

(Includes 100 Percent of Joint Venture Portfolios)

	# of		Percent	Leased
	Properties	GLA	Leased	GLA	ABR

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	257	35,051,161	92.5%	32,425,202	$278,717,743
Miscellaneous Properties	17	1,299,340	80.8%	1,049,774	5,847,779
	274	36,350,501	92.1%	33,474,976	$284,565,522

Redevelopment Properties
Community and Neighborhood Shopping Centers	35	6,452,202	82.2%	5,302,562	$49,545,572
Miscellaneous Property	1	461,629	58.3%	269,252	5,233,342
	36	6,913,831	80.6%	5,571,814	$54,778,914

New Development Properties
Community and Neighborhood Shopping Centers	6	39,560	100.0%	39,560	$562,500

COMPANY PORTFOLIO	316	43,303,892	90.3%	39,086,350	$339,906,936

JOINT VENTURE PORTFOLIOS (1)

Stabilized Properties
Community and Neighborhood Shopping Centers	144	21,216,680	96.2%	20,406,562	$196,736,509
Miscellaneous Properties	2	—	—	—	—
	146	21,216,680	96.2%	20,406,562	$196,736,509

Redevelopment Properties
Community and Neighborhood Shopping Centers	4	758,866	94.3%	715,378	$5,659,707

JOINT VENTURE PORTFOLIOS (1)	150	21,975,546	96.1%	21,121,940	$202,396,216

TOTAL PORTFOLIO (1)	466	65,279,438	92.2%	60,208,290	$542,303,152

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)
	401	56,267,841	93.9%	52,831,764	475,454,252
TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)
	45	7,250,628	83.5%	6,057,500	55,767,779
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)
	446	63,518,469	92.7%	58,889,264	531,222,031

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (1) (2)

			ABR
		Percent of			Percent of
	Leased	Shopping Centers			Shopping Centers
	GLA	Leased GLA	Amount	Per Foot	ABR
Anchor Tenants	37,062,623	62.9%	$252,492,314	$6.81	47.5%
Non-anchor Tenants	21,826,641	37.1%	278,729,717	12.77	52.5%
	58,889,264	100.0%	$531,222,031	$9.02	100.0%

(1) Includes 100 percent of properties owned by unconsolidated joint ventures.

(2) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended September 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Type Summary

(Includes Pro Rata Share of Joint Venture Portfolios)

					ABR		Quarterly NOI (1)
						Percent of		Percent of
	# of		Percent	Leased		Total		Company
	Properties	GLA	Leased	GLA	Amount	ABR	Amount	NOI

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	257	35,051,161	92.5%	32,425,202	$278,717,743	77.8%	$59,796,563	79.4%
Miscellaneous Properties	17	1,299,340	80.8%	1,049,774	5,847,779	1.6%	5,242,398	7.0%
	274	36,350,501	92.1%	33,474,976	$284,565,522	79.4%	$65,038,961	86.4%

Redevelopment Properties
Community and Neighborhood Shopping Centers	35	6,452,202	82.2%	5,302,562	$49,545,572	13.8%	$10,232,756	13.6%
Miscellaneous Property	1	461,629	58.3%	269,252	5,233,342	1.5%	45,560	0.1%
	36	6,913,831	80.6%	5,571,814	$54,778,914	15.3%	$10,278,316	13.6%

New Development Properties
Community and Neighborhood Shopping Centers	6	39,560	100.0%	39,560	$562,500	0.2%	(9,500)	0.0%

COMPANY PORTFOLIO	316	43,303,892	90.3%	39,086,350	$339,906,936	94.8%	$75,307,777	100.0%

JOINT VENTURE PORTFOLIOS (2)

Stabilized Properties
Community and Neighborhood Shopping Centers	144	1,707,835	96.4%	1,647,082	$18,160,661	5.1%
Miscellaneous Properties	2	—	0.0%	—	—	—
	146	1,707,835	96.4%	1,647,082	$18,160,661	5.1%

Redevelopment Properties
Community and Neighborhood Shopping Centers	4	55,304	93.5%	51,730	$373,471	0.1%

JOINT VENTURE PORTFOLIOS (2)	150	1,763,139	96.4%	1,698,812	$18,534,132	5.2%

TOTAL PORTFOLIO (2)	466	45,067,031	90.5%	40,785,162	$358,441,068	100.0%

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)
	401	36,758,996	92.7%	34,072,284	$296,878,404
TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)
	45	6,547,066	82.4%	5,393,852	50,481,543
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)
	446	43,306,062	91.1%	39,466,136	347,359,947

(1) Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and excludes NOI from properties classified as discontinued operations under SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”).   The Company believes that this presentation of NOI is helpful to investors as a measure of its operational performance because (i) it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense, and (ii) it provides a breakdown of NOI being generated on a quarterly basis from the various property types in the Company’s portfolio.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.  For a reconciliation of NOI to net income please see page 7.

(2) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended September 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Properties by State / Region - Company Portfolio

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Alabama	7	99.1%	760,014	1.8%	1.1%
Arizona	3	86.7%	602,693	1.4%	1.3%
Arkansas	1	100.0%	60,842	0.1%	0.1%
California	11	98.3%	1,725,729	4.0%	6.2%
Colorado	2	98.9%	362,204	0.8%	1.3%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	28	90.2%	4,587,956	10.6%	12.7%
Georgia	26	89.9%	2,912,134	6.7%	6.3%
Illinois	9	95.7%	1,586,528	3.7%	4.7%
Indiana	7	85.1%	984,102	2.3%	1.5%
Iowa	2	87.6%	279,826	0.6%	0.4%
Kentucky	9	90.3%	1,696,477	3.9%	3.6%
Louisiana	4	98.4%	524,254	1.2%	0.8%
Maryland	2	81.5%	282,336	0.7%	0.6%
Massachusetts	2	92.5%	348,917	0.8%	0.6%
Michigan	16	94.2%	2,198,353	5.1%	5.9%
Minnesota	1	95.8%	55,715	0.1%	0.1%
Nevada	2	70.7%	307,095	0.7%	0.7%
New Jersey	5	93.7%	821,675	1.9%	2.4%
New Mexico	2	98.7%	97,684	0.2%	0.2%
New York	20	81.5%	2,682,308	6.2%	6.0%
North Carolina	12	93.1%	1,529,185	3.5%	2.5%
Ohio	25	85.4%	3,838,772	8.9%	7.7%
Oklahoma	1	100.0%	186,851	0.4%	0.5%
Pennsylvania	11	87.0%	2,142,738	4.9%	5.4%
Rhode Island	1	100.0%	148,126	0.3%	0.4%
South Carolina	7	94.2%	1,052,786	2.4%	2.4%
Tennessee	14	90.0%	1,674,113	3.9%	3.1%
Texas	70	88.8%	7,575,967	17.5%	17.1%
Utah	3	99.0%	607,075	1.4%	1.1%
Virginia	10	97.1%	1,287,996	3.0%	2.8%
Wisconsin	1	98.4%	198,419	0.5%	0.4%
Wyoming	1	91.6%	155,022	0.4%	0.3%

	316	90.3%	43,303,892	100%	100%

Region (1)
East	80	89.4%	12,022,544	27.8%	26.7%
Midwest	61	89.7%	9,296,737	21.5%	20.9%
South	151	90.3%	18,282,131	42.2%	41.7%
West	24	94.3%	3,702,480	8.5%	10.8%

	316	90.3%	43,303,892	100%	100%

(1) NCREIF Regions

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Properties by State / Region - Joint Venture Portfolios

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Alabama	1	100.0%	60,750	0.3%	0.1%
Arkansas	2	90.3%	203,515	0.9%	0.9%
Arizona	1	85.2%	180,519	0.8%	0.6%
California	3	99.1%	521,549	2.4%	2.8%
Colorado	4	98.9%	1,091,717	5.0%	6.4%
Connecticut	11	97.4%	2,111,892	9.6%	11.5%
Florida	14	98.4%	2,087,526	9.5%	9.1%
Georgia	14	96.2%	1,910,661	8.7%	7.2%
Indiana	2	90.7%	178,570	0.8%	0.5%
Iowa	1	92.5%	269,465	1.2%	0.8%
Kansas	1	100.0%	102,648	0.5%	0.5%
Kentucky	5	98.9%	974,673	4.4%	3.9%
Louisiana	2	100.0%	169,497	0.8%	0.5%
Maine	2	100.0%	274,026	1.2%	0.8%
Massachusetts	2	100.0%	127,043	0.6%	1.1%
Michigan	6	89.0%	1,065,258	4.8%	3.9%
Mississippi	2	67.9%	175,419	0.8%	0.4%
Nevada	1	94.9%	276,460	1.3%	1.3%
New Hampshire	2	100.0%	222,438	1.0%	1.5%
New Jersey	1	95.8%	58,025	0.3%	0.3%
New Mexico	1	93.4%	126,012	0.6%	0.6%
New York	9	97.9%	1,998,544	9.1%	10.4%
North Carolina	9	98.3%	990,592	4.5%	4.3%
Ohio	4	95.7%	352,991	1.6%	1.9%
Oklahoma	1	99.3%	294,613	1.3%	1.9%
Pennsylvania	4	97.4%	440,197	2.0%	1.9%
South Carolina	6	84.9%	463,767	2.1%	1.4%
Tenessee	8	96.3%	752,186	3.4%	3.0%
Texas	20	95.6%	3,246,875	14.8%	15.8%
Virginia	6	99.5%	612,086	2.8%	2.9%
West Virginia	3	93.3%	360,621	1.6%	1.1%
Wisconsin	2	89.5%	275,411	1.3%	0.8%

	150	96.1%	21,975,546	100%	100%

Region (1)
East	60	97.3%	8,633,904	39.3%	41.2%
Midwest	16	91.2%	2,244,343	10.2%	8.3%
South	64	96.0%	8,901,042	40.5%	38.9%
West	10	97.0%	2,196,257	10.0%	11.6%

	150	96.1%	21,975,546	100%	100%

(1) NCREIF Regions

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Properties by State / Region - Total Portfolio

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Alabama	8	99.1%	763,052	1.7%	1.0%
Arizona	5	86.8%	612,869	1.4%	1.2%
Arkansas	2	98.1%	69,868	0.2%	0.1%
California	14	98.4%	1,751,806	3.9%	6.0%
Colorado	6	99.1%	539,491	1.2%	1.9%
Connecticut	11	96.3%	144,654	0.3%	0.5%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	42	90.5%	4,755,774	10.6%	12.5%
Georgia	40	90.3%	3,108,263	6.9%	6.5%
Illinois	9	95.7%	1,586,528	3.5%	4.4%
Indiana	9	85.2%	993,031	2.2%	1.4%
Iowa	3	87.8%	293,299	0.7%	0.4%
Kansas	1	100.0%	5,132	0.0%	0.0%
Kentucky	14	90.5%	1,745,211	3.9%	3.5%
Louisiana	6	98.4%	536,192	1.2%	0.7%
Maine	2	100.0%	13,701	0.0%	0.0%
Maryland	2	81.5%	282,336	0.6%	0.5%
Massachusetts	4	92.6%	355,269	0.8%	0.6%
Michigan	22	94.0%	2,264,650	5.0%	5.7%
Minnesota	1	95.8%	55,715	0.1%	0.1%
Mississippi	2	57.2%	13,156	0.0%	0.0%
Nevada	3	71.7%	320,918	0.7%	0.7%
New Hampshire	2	100.0%	11,122	0.0%	0.0%
New Jersey	6	93.7%	824,576	1.8%	2.3%
New Mexico	3	98.1%	110,285	0.2%	0.2%
New York	29	82.3%	2,819,906	6.3%	6.2%
North Carolina	21	93.2%	1,581,667	3.5%	2.5%
Ohio	29	85.5%	3,876,466	8.6%	7.4%
Oklahoma	2	99.8%	245,774	0.5%	0.7%
Pennsylvania	15	87.1%	2,164,748	4.8%	5.2%
Rhode Island	1	100.0%	148,126	0.3%	0.4%
South Carolina	13	94.0%	1,075,974	2.4%	2.3%
Tennessee	22	90.1%	1,711,722	3.8%	3.0%
Texas	90	89.1%	7,927,058	17.6%	17.4%
Utah	3	99.0%	607,075	1.3%	1.0%
Virginia	16	97.2%	1,336,375	3.0%	2.8%
West Virginia	3	93.3%	18,031	0.0%	0.0%
Wisconsin	3	97.8%	212,190	0.5%	0.4%
Wyoming	1	91.6%	155,022	0.3%	0.3%

	466	90.5%	45,067,031	100%	100%

Region (1)
East	140	89.7%	12,551,696	27.9%	26.8%
Midwest	77	89.7%	9,287,010	20.6%	19.9%
South	214	90.5%	19,130,858	42.4%	42.0%
West	35	94.5%	4,097,467	9.1%	11.3%

	466	90.5%	45,067,031	100%	100%

(1) NCREIF Regions

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Same Property NOI Analysis

Excludes Redevelopment Properties

(Dollars in thousands)

	Three Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent
	09/30/05	09/30/04	Change	06/30/05	06/30/04	Change	03/31/05	03/31/04	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	236	236		296	296		299	299
Gross leasable area (1)	29,040,059	29,014,830		37,736,016	37,736,016		37,508,768	37,508,768
Percent leased (1)	92.7%	94.6%	-1.9%	93.3%	94.1%	-0.8%	92.8%	93.2%	-0.4%

Termination Fees: (2)	$59	$55		$53	$(24)		$431	$19

Rental revenues	$71,019	$70,388	0.9%	$95,055	$90,401	5.1%	$90,655	$90,748	-0.1%
Rental operating expenses	20,259	19,981	1.4%	28,830	24,916	15.7%	27,489	28,234	-2.6%
SAME PROPERTY NOI (GAAP BASIS)	$50,760	$50,407	0.7%	$66,225	$65,485	1.1%	$63,166	$62,514	1.0%
Operating margin (GAAP basis)	71.5%	71.6%	-0.1%	69.7%	72.4%	-2.8%	69.7%	68.9%	0.8%
Straight-line rent adjustment	680	880	-22.7%	722	1,435	-49.7%	535	1,185	-54.9%
SAME PROPERTY NOI	$50,080	$49,527	1.1%	$65,503	$64,050	2.3%	$62,631	$61,329	2.1%
Operating margin	70.5%	70.4%	0.2%	68.9%	70.9%	-1.9%	69.1%	67.6%	1.5%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$71,019	$70,388		$95,055	$90,401		$90,655	$90,748
Non-same property rental revenues	44,545	51,883		38,761	31,422		38,844	32,693
TOTAL RENTAL REVENUES	115,564	122,271		133,816	121,823		129,499	123,441
Same property rental operating expenses (1)	20,259	19,981		28,830	24,916		27,489	28,234
Non-same property rental operating expenses	18,007	18,000		13,530	11,697		13,794	11,614
TOTAL RENTAL OPERATING EXPENSES	38,266	37,981		42,360	36,613		41,283	39,848

TOTAL NOI (1)	77,298	84,290		91,456	85,210		88,216	83,593

SAME PROPERTY JOINT VENTURE NOI (1)	1,990	1,856		1,799	1,784		1,770	1,684

SAME PROPERTY DISCONTINUED OPERATIONS NOI	—	—		520	697		—	—

COMPANY NOI	75,308	82,434		89,137	82,729		86,446	81,909

Total other income	5,820	2,489		2,568	2,407		3,224	2,765
Total other expenses	(71,595)	(53,222)		(57,423)	(52,989)		(57,256)	(51,813)
Gain on sale of real estate	186,942	—		—	—		—	1,217
Impairment of real estate	(859)	—		—	(43)		—	—
Minority interest in income of consolidated partnership and joint ventures	(4,359)	(203)		(1,134)	(476)		(282)	(260)
Income (loss) from discontinued operations	4,788	(2,057)		7,549	1,288		6,555	3,579

NET INCOME	$196,045	$29,441		$40,697	$32,916		$38,687	$37,397

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same Property NOI excludes the NOI of properties that 1) have undergone or are undergoing redevelopment, 2) were classified as discontinued operations under SFAS No. 144, 3) were acquired during the periods presented or 4) were disposed of during the periods presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Same Property NOI Analysis

Includes Redevelopment Properties

(Dollars in thousands)

	Three Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent
	09/30/05	09/30/04	Change	06/30/05	06/30/04	Change	03/31/05	03/31/04	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	292	292		364	364		363	363
Gross leasable area (1)	39,141,206	29,245,029		50,162,917	50,162,917		49,439,263	49,439,263
Percent leased (1)	91.2%	91.8%	-0.6%	91.7%	92.2%	-0.5%	91.9%	91.5%	0.4%

Termination Fees: (2)	$1,006	$55		$949	$(24)		$1,125	$1,884

Rental revenues	$94,783	$93,944	0.9%	$125,532	$118,260	6.1%	$117,561	$116,624	0.8%
Rental operating expenses	28,998	29,172	-0.6%	40,316	34,972	15.3%	37,753	38,357	-1.6%
SAME PROPERTY NOI (GAAP BASIS)	$65,785	$64,772	1.6%	$85,216	$83,288	2.3%	$79,808	$78,267	2.0%
Operating margin (GAAP basis)	69.4%	68.9%	0.5%	67.9%	70.4%	-2.5%	67.9%	67.1%	0.8%
Straight-line rent adjustment	944	1,532	-38.4%	1,745	1,673	4.3%	764	1,427	-46.5%
SAME PROPERTY NOI	$64,841	$63,240	2.5%	$83,471	$81,615	2.3%	$79,044	$76,840	2.9%
Operating margin	68.4%	67.3%	1.1%	66.5%	69.0%	-2.5%	67.2%	65.9%	1.3%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$94,783	$93,944		$125,532	$118,260		$117,561	$116,624
Non-same property rental revenues	20,825	28,357		8,309	3,577		11,954	6,836
TOTAL RENTAL REVENUES	115,608	122,301		133,841	121,837		129,515	123,460
Same property rental operating expenses (1)	28,998	29,172		40,316	34,972		37,753	38,357
Non-same property rental operating expenses	9,291	8,814		2,049	1,651		3,533	1,504
TOTAL RENTAL OPERATING EXPENSES	38,289	37,986		42,365	36,623		41,286	39,861

TOTAL NOI (1)	77,319	84,315		91,476	85,214		88,229	83,599

SAME PROPERTY JOINT VENTURE NOI (1)	2,011	1,881		1,819	1,788		1,783	1,690

SAME PROPERTY DISCONTINUED OPERATIONS NOI	—	—		520	697		—	—

COMPANY NOI	75,308	82,434		89,137	82,729		86,446	81,909

Total other income	5,820	2,489		2,568	2,407		3,224	2,765
Total other expenses	(71,595)	(53,222)		(57,423)	(52,989)		(57,256)	(51,813)
Gain on sale of real estate	186,942	—		—	—		—	1,217
Impairment of real estate	(859)	—		—	(43)		—	—
Minority interest in income of consolidated partnership and joint ventures	(4,359)	(203)		(1,134)	(476)		(282)	(260)
Income (loss) from discontinued operations	4,788	(2,057)		7,549	1,288		6,555	3,579

NET INCOME	$196,045	$29,441		$40,697	$32,916		$38,687	$37,397

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same Property NOI excludes the NOI of properties that 1) were classified as discontinued operations under SFAS No. 144, 2) were acquired during the periods presented or 3) were disposed of during the periods presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Top Ten Tenants

				GLA as a		ABR as a
		Number of		Percentage of Total		Percentage of Total
	Tenant	Leases	GLA	Portfolio GLA	ABR	Portfolio ABR
1	The Kroger Co. (1)	50	2,201,229	4.9%	$13,888,245	3.9%
2	Wal-Mart Stores (2)	31	2,405,317	5.3%	9,216,665	2.6%
3	Sears Holding Corp. (3)	38	1,991,925	4.4%	8,561,034	2.4%
4	The TJX Companies (4)	50	1,053,732	2.3%	7,045,713	2.0%
5	Publix Super Markets	23	729,544	1.6%	5,915,432	1.7%
6	Ahold USA (5)	11	566,184	1.3%	5,235,353	1.5%
7	Delhaize America (6)	34	610,914	1.4%	3,840,426	1.1%
8	Safeway, Inc. (7)	11	379,586	0.8%	3,602,067	1.0%
9	Hobby Lobby	13	553,555	1.2%	3,188,910	0.9%
10	Circuit City Stores, Inc.	14	300,416	0.7%	3,009,866	0.8%

		275	10,792,402	23.9%	$63,503,711	17.7%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes Neighborhood Markets, SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes Kmart, Sears, Sears Essentials and Sears Optical.

(4) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes Giant Food, Martin’s, Stop & Shop and Tops Market.

(6) Includes Food Lion, Hannaford Bros., Harveys and Kash n’ Karry.

(7) Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

New Lease Summary

NEW LEASE SUMMARY

				Tenant
			Total New	Improvements	Leasing
	Number	GLA	ABR (1)	Committed	Commissions
1Q 2005	146	831,427	$8,541,106	$4,173,449	$832,309
psf			10.27	5.02	1.00
2Q 2005	144	929,708	$7,264,731	$3,972,439	$723,156
psf			7.81	4.27	0.78
3Q 2005	169	1,107,747	$11,103,202	$2,924,763	$967,104
psf			10.02	2.64	0.87

2005 Total	459	2,868,882	$26,909,039	$11,070,651	$2,522,569
psf			9.38	3.86	0.88

RENEWAL LEASE SUMMARY (2)

			Total Former	Total New	Increase/(Decrease
	Number	GLA	ABR	ABR	Total Dollar	Percent
1Q 2005	179	649,413	$6,409,098	$6,961,489	$552,390	8.6%
psf			9.87	10.72	0.85
2Q 2005	201	1,091,531	$9,216,759	$9,685,677	$469,019	5.1%
psf			8.44	8.87	0.43
3Q 2005	156	706,832	$6,998,884	$7,428,804	$429,920	6.1%
psf			9.90	10.51	0.61

2005 Total	536	2,447,776	$22,624,741	$24,075,970	$1,451,329	6.4%
psf			9.24	9.84	0.59

(1) Total new ABR increase over total former ABR was 8.0% in 1Q 2005, 15.0% in 2Q 2005 and 19.0% in 3Q 2005 and includes only those spaces that were occupied within the prior two years.

(2) Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in effect at March 31, 2005, June 30, 2005 and September 30, 2005, as applicable, including those that are fully executed, but not yet open.

ABR is presented on a cash basis.

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Lease Expiration Schedule - Company Portfolio

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2005	515	1,822,576	4.66%	$7.42	3.98%
2006	978	3,954,915	10.12%	9.26	10.77%
2007	936	4,357,829	11.15%	9.34	11.97%
2008	869	4,199,733	10.74%	9.40	11.60%
2009	649	4,134,154	10.58%	9.05	11.00%
2010	564	4,677,394	11.97%	8.09	11.12%
2011	166	2,346,955	6.00%	7.49	5.17%
2012	105	1,050,138	2.69%	8.92	2.75%
2013	115	1,526,903	3.91%	8.63	3.87%
2014	96	1,721,949	4.41%	8.34	4.22%
2015+	314	9,293,804	23.78%	8.62	23.54%

	5,307	39,086,350	100.0%	$8.70	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Lease Expiration Schedule - Joint Venture Portfolios

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2005	138	502,753	2.38%	$11.02	2.74%
2006	362	1,673,856	7.92%	9.76	8.07%
2007	404	1,652,964	7.83%	10.81	8.82%
2008	397	2,216,825	10.50%	9.72	10.63%
2009	348	2,319,899	10.98%	9.21	10.55%
2010	267	2,103,148	9.96%	9.37	9.72%
2011	82	850,483	4.03%	10.83	4.55%
2012	63	976,056	4.62%	10.53	5.07%
2013	67	1,021,665	4.84%	9.91	5.00%
2014	82	1,377,432	6.52%	10.20	6.93%
2015+	209	6,426,859	30.43%	8.80	27.92%

	2,419	21,121,940	100.0%	$9.59	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Lease Expiration Schedule - Total Portfolio

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2005	653	1,866,855	4.58%	$7.53	3.93%
2006	1,340	4,077,842	10.00%	9.35	10.65%
2007	1,340	4,474,820	10.97%	9.43	11.79%
2008	1,266	4,349,548	10.66%	9.44	11.47%
2009	997	4,295,612	10.53%	9.10	10.92%
2010	831	4,866,732	11.93%	8.20	11.14%
2011	248	2,434,196	5.97%	7.70	5.24%
2012	168	1,127,611	2.76%	9.17	2.89%
2013	182	1,599,468	3.92%	8.74	3.90%
2014	178	1,815,271	4.45%	8.50	4.31%
2015+	523	9,877,207	24.22%	8.62	23.78%

	7,726	40,785,162	100.0%	$8.78	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
COMPANY PORTFOLIO
Stabilized Properties

	Community and Neighborhood Shopping Centers

1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$380,318	Big B Drugs, Southern Family Markets
2	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	97%	1,033,753	Southeastern Salvage, Walmart
3	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,436,362	Wal-Mart
4	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	97%	723,955	Furniture Factory, Kmart
5	Metro Marketplace	Phoenix	AZ	2001	06/21/91	251,175	71%	1,980,050	Office Max, Toys R Us
6	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,658,754	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart	Sam’s Club
7	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	98%	2,095,024	Circuit City, Lassen Natural Foods, Longs Drugs	Mervyn’s
8	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	100%	355,045	-
9	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,264	100%	1,602,160	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Trader Joe’s
10	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,430	100%	728,811	Big Lots, Kmart
11	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	96%	2,130,204	Home Depot, PETsMART, Smart & Final	Mervyn’s
12	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	78%	830,125	United Artists
13	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	100%	843,657	Big Lots, Dunhill Furniture, Grocery Outlet	In Shape Health Club
14	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	99%	3,165,967	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
15	Metro 580	Pleasanton	CA	2004	09/15/97	176,510	100%	2,421,793	Borders, Kohl’s, Sports Chalet	Wal-Mart
16	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	100%	1,756,759	Big Lots, PETCO, Rite Aid, Trader Joe’s	Golfsmith, Michaels
17	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	499,117	Arc Thrift Store, King Soopers
18	Superior Marketplace	Superior	CO	2004	07/31/02	263,932	99%	3,967,781	Gart Bros. Sporting Goods, Michaels, Office Max, PETsMART, Ross Dress for Less, T.J. Maxx, Wild Oats	Costco, SuperTarget
19	Clearwater Mall	Clearwater	FL	2003	01/30/04	285,519	95%	4,975,049	Linens ‘n Things, Ross Dress for Less	Costco, Lowe’s, Target
20	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,302,263	Kmart, Publix
21	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	158,118	100%	1,409,410	Circuit City, Office Depot, Publix, T.J. Maxx
22	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	92%	879,471	Family Dollar, Winn-Dixie
23	The Shoppes at Southside	Jacksonville	FL	2004	12/10/04	109,113	100%	2,192,694	Best Buy, David’s Bridal, Sports Authority
24	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	94%	719,593	Kash n’ Karry
25	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	87%	607,516	International Super Buffet
26	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,345,754	Kmart, Ross Dress for Less, Winn-Dixie
27	Freedom Square	Naples	FL	1995	10/06/97	211,839	99%	1,735,307	Kmart, Publix
28	Southgate	New Port Richey	FL	2004	08/27/97	258,702	95%	1,268,656	Big Lots, Publix, Sticks N Stuff
29	Presidential Plaza	North Lauderdale	FL	1995	04/18/97	88,306	99%	709,313	Family Dollar, Winn-Dixie
30	Silver Hills	Orlando	FL	1985	03/01/02	109,001	100%	507,901	AutoZone, Buddy’s Home, Winn-Dixie
31	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	100%	1,039,013	Publix
32	Pensacola Square	Pensacola	FL	1995	12/12/02	142,501	89%	1,080,626	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
33	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	100%	902,342	Burlington Coat Factory, T.J. Maxx
34	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	82%	890,155	Dollar General, Publix
35	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	100%	1,164,070	Big Lots, Winn-Dixie
36	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	99%	898,474	Dollar Tree, Kash n’ Karry, Walgreens
37	Downtown Publix	Stuart	FL	2000	03/01/02	153,909	98%	1,430,898	Publix, Schumacher Music
38	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	129,711	98%	1,197,757	Publix
39	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	414,469	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
40	Northeast Plaza	Atlanta	GA	2004	12/12/02	442,714	96%	3,502,132	Furniture Plus, Goodwill, Publix
41	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	83%	578,283	Big Lots, Food Lion
42	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	83%	389,863	Food Depot
43	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	99%	561,797	Badcock Furniture, Kroger
44	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	90%	415,414	BI-LO, Family Dollar
45	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	97%	103,237	America’s Choice Home Furnishings, Fred’s Dollar Store
46	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%	830,165	B.C. Moore, Wal-Mart
47	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	99%	705,388	Kmart
48	Covington Gallery	Covington	GA	1991	12/30/93	174,857	95%	993,053	Ingles, Kmart
49	Midway Village	Douglasville	GA	1989	05/01/97	74,728	32%	232,320	-
50	Westgate	Dublin	GA	2004	07/11/90	118,938	93%	647,401	Beall’s, Big Lots, Food Max	Home Depot
51	Mableton Walk	Mableton	GA	1994	06/01/05	105,742	95%	1,054,218	Piccadilly Cafeteria, Publix

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
52	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%	463,411	Marshalls
53	New Chastain Corners	Marietta	GA	2004	07/17/97	113,079	97%	1,133,832	Kroger
54	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	88%	1,587,508	Ace Hardware, Kroger
55	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	96%	419,886	Family Dollar, Marshalls
56	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	100%	597,395	Food Depot
57	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	100%	268,932	-	Wal-Mart
58	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	99%	993,961	Eisenhower Cinema, Food Lion
59	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	576,556	-
60	Stockbridge Village	Stockbridge	GA	1991	04/29/04	188,203	100%	2,734,763	Kroger
61	Tift-Town	Tifton	GA	1965	07/11/90	58,818	84%	224,508	Bealls Outlet, Family Dollar, Salvation Army
62	Westgate	Tifton	GA	1980	07/11/90	16,307	92%	131,386	Dollar General
63	Haymarket Mall	Des Moines	IA	2002	05/12/95	239,508	85%	1,077,295	Burlington Coat Factory, Hobby Lobby
64	Annex of Arlington	Arlington Heights	IL	1999	08/26/04	197,328	100%	2,462,844	Barnes & Noble, PetsMart, Sports Authority, Trader Joe’s
65	Southfield Plaza	Bridgeview	IL	2000	12/03/96	198,331	99%	1,835,646	Dominick’s Foods, Hobby Lobby
66	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	99%	399,033	Big Lots, Hobby Lobby
67	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	100%	2,067,596	Dominick’s Foods, Walgreen
68	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	94%	453,006	Cub Foods, Stone’s Hallmark
69	Westridge Court	Naperville	IL	2002	07/18/97	454,182	95%	5,082,739	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre
70	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	99%	1,055,810	Jewel-Osco
71	Tinley Park Plaza	Tinley Park	IL	2005	09/20/95	250,017	93%	2,270,140	T.J. Maxx, Walt’s Food Center
72	Columbus Center	Columbus	IN	2005	12/01/88	145,162	81%	851,672	Big Lots, Office Max, T.J. Maxx	Target
73	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	662,307	CVS, Martin’s Super Market
74	Elkhart Market Centre	Goshen	IN	1994	12/12/02	362,470	99%	2,053,298	Sam’s Wholesale Club, Wal-Mart
75	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	79%	266,395	-	Goody’s, Wal-Mart
76	Town Fair	Princeton	IN	1991	02/09/93	119,439	100%	491,025	Goody’s, Kmart
77	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	90%	314,291	-	Big Lots
78	Wabash Crossing	Wabash	IN	1988	12/16/93	172,492	41%	410,667	Tractor Supply
79	Florence Plaza	Florence	KY	1985	12/12/02	170,404	72%	766,572	Hobby Lobby	Toys R Us
80	Florence Square	Florence	KY	2000	03/17/04	366,970	95%	3,806,932	HomeGoods, Kroger, National Amusement, Staples, T.J. Maxx
81	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	766,399	Food Lion, Kmart
82	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	78%	1,396,020	Wal-Mart
83	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	96%	1,320,315	Kincaid Home Furnishings, Kroger
84	Towne Square North	Owensboro	KY	1988	12/12/02	163,161	97%	1,028,036	Books-A-Million, Hobby Lobby, Office Depot
85	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	97%	1,200,966	Kmart, Kroger
86	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	96%	660,615	Stage, Super 1 Foods
87	Lagniappe Village	New Iberia	LA	1990	07/01/98	213,108	98%	1,058,459	Big Lots
88	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	876,147	Kmart, Super 1 Foods
89	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	90%	1,136,674	Stop & Shop
90	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	66,702	100%	639,714	Family Dollar, Martin’s
91	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	92%	1,571,651	Dunham’s, Kmart
92	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	82%	571,692	Farmer Jack
93	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food	Kmart
94	Silver Pointe Shopping Center	Fenton	MI	1996	11/23/04	86,141	94%	1,073,550	Sears Hardware Store
95	Fremont	Fremont	MI	1995	01/03/03	40,800	100%	230,817	Glik’s
96	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	93%	775,088	D&W Food Center, Powerhouse Gym
97	Kentwood	Kentwood	MI	1987	01/03/03	78,007	69%	396,808	D&W Food Center
98	Hampton Village Centre	Rochester Hills	MI	2004	12/12/95	459,290	94%	4,953,031	Best Buy, Kohl’s, Star Theatre, T.J. Maxx	Target
99	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	2,034,471	Gander Mountain, Michaels, Old Navy, T.J. Maxx
100	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	100%	1,130,498	Dollar Castle, Farmer Jack	Burlington Coat Factory, Marshalls, Staples
101	18 & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,331,780	Murray’s Auto Parts, Sears Hardware, VG’S Food
102	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	92%	764,334	Babies R Us, Bed, Bath & Beyond, Dunham’s
103	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	96%	510,410	Martin’s Supermarket
104	West Ridge Shopping Center	Westland	MI	1989	03/17/05	163,131	99%	1,443,934	TEC Furniture, Tile Shop, T.J. Maxx	Mervyn’s, Target
105	Westland Crossing	Westland	MI	1999	11/16/99	141,738	91%	1,333,825	Grand Prix of America, Michaels	Toys R Us
106	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	96%	471,033	Northwest Bookstore, Party America, The Gym

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
107	Stanly County Plaza	Albemarle	NC	1988	03/28/94	63,637	95%	460,488	Ingles	Wal-Mart
108	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	92%	620,364	Big Lots	Hobby Lobby
109	Macon Plaza	Franklin	NC	2001	12/12/02	92,787	98%	395,290	BI-LO, Peebles
110	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	96%	263,763	Food Lion
111	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	85%	298,022	CVS, Food Lion	Wal-Mart
112	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	97%	724,518	Dollar Tree, Wal-Mart
113	Roxboro Square	Roxboro	NC	2005	06/05/95	98,980	91%	1,100,359	Person County
114	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	93%	565,721	Belk-Yates
115	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	98%	2,065,269	Big Lots, Wal-Mart
116	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	97%	674,714	Eckerd, Lowes Food
117	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	97%	727,998	B.C. Moore, Food Lion, Wal-Mart
118	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	70%	703,501	Wal-Mart	Belk’s
119	Laurel Square	Brick	NJ	2003	07/13/92	246,235	96%	1,934,844	Kmart, Pathmark
120	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	99%	849,910	Hamilton Home Furnishings, Kmart
121	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	100%	1,350,581	Stop & Shop
122	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,568	95%	2,877,553	ShopRite
123	Paseo del Norte	Albuquerque	NM	2004	03/01/02	49,684	97%	224,131	Wal-Mart
124	Kietzke Center	Reno	NV	1986	06/20/97	167,296	54%	822,020	Ric’s Furniture	Ashley Furniture, Sportsman Warehouse
125	Cortlandville	Cortland	NY	2003	08/04/87	100,300	69%	272,130	Big Lots, Country Max, Kinney Drugs
126	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	597,775	Kmart, Office Max
127	D & F Plaza	Dunkirk	NY	1967	01/01/86	201,025	89%	905,820	Big Lots, Quality Markets
128	Unity Plaza	East Fishkill	NY	2005	04/28/04	68,162	91%	1,171,950	A&P Fresh Market
129	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	100%	171,152	Big Lots, Dollar General
130	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	99%	1,174,914	Eckerd, P&C Foods, T.J. Maxx
131	Transit Road Plaza	Lockport	NY	2005	08/03/93	145,315	72%	631,439	Dollar Tree, Grossman’s Bargain Outlet, OfficeMax, Save-A-Lot
132	Wallkill Plaza	Middletown	NY	2005	12/12/95	203,960	92%	1,658,897	A.J. Wright, Ashley Furniture, ShopRite
133	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,524,987	ShopRite, US Postal
134	Rockland Plaza	Nanuet	NY	2004	01/01/83	247,393	100%	5,276,900	Marshalls
135	South Plaza	Norwich	NY	2004	04/01/83	143,620	70%	349,957	Plaza Lanes, Save-A-Lot, Tractor Supply
136	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	65%	187,901	QCS Inet Acquisition Corp., Wal-Mart (warehouse)
137	Mohawk Acres	Rome	NY	2005	01/20/84	161,330	92%	1,233,371	Price Chopper
138	Westgate Manor	Rome	NY	2004	01/01/86	75,813	95%	473,998	Big Lots, Rome Cinemas
139	Northland	Watertown	NY	2004	01/01/73	132,032	27%	347,321	-
140	Ashland Square	Ashland	OH	1991	10/06/93	163,168	97%	910,445	Wal-Mart
141	Brunswick Town Center	Brunswick	OH	2004	01/21/05	122,989	94%	864,000	Lowe’s	Home Depot
142	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	94%	1,398,106	Circuit City, OfficeMax	Ashley Furniture, Pat Catan’s Craft
143	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	219,908	98%	1,956,522	A.J. Wright, Kroger
144	Delhi	Cincinnati	OH	2002	05/22/96	166,317	93%	1,425,794	Big Lots, Kroger
145	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	95%	2,335,715	HomeGoods, Stein Mart, T.J. Maxx
146	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	92%	497,699	Furniture & Mattress Dist. Center, Kroger
147	Western Village	Cincinnati	OH	2005	05/04/94	104,895	100%	909,150	Kroger
148	Crown Point	Columbus	OH	1998	07/23/98	147,275	99%	1,253,919	Kroger, Lombards
149	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	98%	763,471	Staples, Super Seafood Buffet
150	Heritage Square	Dover	OH	2004	08/31/93	181,732	83%	659,239	Giant Eagle
151	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	97%	1,270,108	Tops Markets	Wal-Mart
152	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	97%	2,673,888	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
153	New Boston	New Boston	OH	2000	02/17/93	238,711	78%	1,148,169	Wal-Mart
154	Starlite Plaza	Sylvania	OH	2000	07/22/04	222,450	93%	1,679,109	Basset’s IGA
155	Alexis Park	Toledo	OH	1988	12/12/02	258,942	68%	676,955	Value City
156	Marketplace	Tulsa	OK	1992	09/01/04	186,851	100%	1,776,824	CompUSA, Drysdale’s, Oshman’s, PetsMart
157	Bethel Park	Bethel Park	PA	2004	05/14/97	218,714	100%	1,519,338	Giant Eagle, Wal-Mart
158	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	89%	1,991,013	Genuardi’s Family Market
159	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,570	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, T.J. Maxx
160	Dillsburg Shopping Center	Dillsburg	PA	2002	10/16/96	146,193	74%	1,494,089	Giant Food
161	New Garden	Kennett Square	PA	2001	06/20/97	146,720	95%	669,842	Acme Markets, Big Lots
162	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	89%	834,172	Giant Food, Rent-To-Own

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
163	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	561,799	98%	6,612,229	Strawbridge’s
164	Hampton Square	Southampton	PA	2002	12/29/98	62,933	98%	676,404	Eckerd
165	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,126	100%	1,422,800	Marshalls, Ocean State Job Lot, Stop & Shop
166	South Park	Aiken	SC	1991	12/12/02	55,583	95%	263,325	Aaron Rents, Fred’s, Goodwill Emporium
167	Fashion Place Shopping Center	Columbia	SC	1990	09/14/05	149,493	82%	1,116,661	Dollar Tree, Staples, Superpetz, T.J. Maxx
168	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	97%	719,048	BI-LO
169	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	100%	330,031	Food Lion, Market Area Real Estate Sales
170	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	100%	424,297	Animal Supply House, Dollar General, Food Lion, Musicians Supply
171	Festival Centre	North Charleston	SC	2004	12/12/02	323,742	97%	1,909,195	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Piggly Wiggly
172	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,100,567	BI-LO, Kmart
173	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	677,659	BI-LO, CVS
174	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	92%	284,396	Dollar General, Food Lion
175	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	39%	222,826	Dollar Tree
176	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	100%	1,611,151	Kmart, Proffitt’s
177	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	87%	464,161	Food Lion	Wal-Mart
178	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	98%	1,793,288	Factory Direct Home Furnishing, Wal-Mart
179	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	69%	354,907	Dollar Tree	Kroger
180	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	348,153	Dollar General, Food Lion	The Crystal Company
181	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	100%	982,033	Kroger
182	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	35%	235,052	Dollar Tree
183	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	100%	362,202	BI-LO, Dollar Tree
184	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	100%	1,254,426	Wal-Mart
185	Palm Plaza	Aransas	TX	1979	03/01/02	52,100	95%	341,554	Bealls (Stage), Family Dollar
186	Bardin Place Center	Arlington	TX	1993	10/06/97	310,184	99%	2,913,894	Hemispheres, Oshman’s	Hobby Lobby
187	Windsor Village	Austin	TX	1997	03/01/02	114,776	85%	738,673	Bealls (Stage), New Light Church
188	Baytown Shopping Center	Baytown	TX	1987	03/01/02	96,146	87%	816,131	-
189	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	474,105	H.E.B. Pantry Foods, ICI Paints
190	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	384,930	Food City, Family Dollar, Hancock Fabrics
191	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
192	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	789,177	CVS, H.E.B., Palais Royal
193	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	Firestone, Kroger
194	Townshire	Bryan	TX	2002	03/01/02	136,693	87%	736,551	Albertsons, Tops Printing
195	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	100%	1,134,794	CVS, Kroger
196	Carmel Village	Corpus Christi	TX	1993	03/01/02	85,833	87%	614,264	Bay Area Dialysis, Bealls (Stage), Tuesday Morning
197	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	93%	1,911,124	Bealls (Stage), Hobby Lobby, Sutherland Lumber
198	Claremont Village	Dallas	TX	1976	03/01/02	66,980	91%	410,887	Family Dollar, Minyard’s
199	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	504,294	Blockbuster, Carnival, Family Dollar, Mama Rosa
200	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	423,779	Minyard, O’Reilly’s Auto Parts
201	Webb Royal	Dallas	TX	1992	03/01/02	108,545	93%	701,564	Family Dollar, Minyard
202	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	98%	652,032	Malone’s
203	Parktown	Deer Park	TX	1999	03/01/02	121,388	94%	754,674	Burke’s Outlet, Gerland’s, Walgreens
204	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	93%	465,466	Albertsons
205	The Market at Preston Ridge	Frisco	TX	2003	09/01/04	50,236	100%	918,228	CompUSA
206	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	100%	298,085	Family Dollar, Fiesta, Hi Style Fashion
207	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	84%	635,940	Cook Children’s Health Foundation, Minyard’s
208	Village Plaza	Garland	TX	2002	03/01/02	89,241	100%	843,700	Truong Nguyen Grocer
209	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	85%	196,062	Ace Hardware, Rent-A-Center, Save-A-Lot
210	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	100%	1,121,802	Kroger
211	Antoine Square	Houston	TX	1974	03/01/02	54,512	7%	60,444	-
212	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	663,192	Kroger
213	Braes Heights	Houston	TX	2003	03/01/02	100,784	80%	1,388,159	CVS
214	Braes Link	Houston	TX	1999	03/01/02	38,997	86%	521,636	Walgreens
215	Braes Oaks	Houston	TX	1992	03/01/02	46,720	78%	300,548	H.E.B. Pantry Foods
216	Braesgate	Houston	TX	1997	03/01/02	91,670	91%	472,757	-
217	Broadway	Houston	TX	1996	03/01/02	74,942	96%	503,710	Dollar General, The Worksource
218	Clear Lake Camino South	Houston	TX	2004	03/01/02	112,412	96%	1,377,942	24 Hour Fitness, CVS, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
219	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	98%	1,705,143	Big Lots, Kroger, Stein Mart
220	Huntington Village	Houston	TX	1987	03/01/02	111,887	99%	874,881	Family Dollar, Foodtown, Twice Blessed
221	Jester Village	Houston	TX	1988	03/01/02	64,442	75%	396,018	H.E.B. Pantry Foods
222	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	101,952	-
223	Long Point Square	Houston	TX	2002	03/01/02	74,329	90%	436,240	Family Dollar, Family Thrift, O’Reilly’s Auto Parts
224	Maplewood Mall	Houston	TX	2004	03/01/02	94,360	84%	544,788	Burke’s Outlet, Cox’s Foodarama, Family Dollar
225	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	66%	668,483	-
226	Northgate	Houston	TX	1972	03/01/02	43,244	25%	73,020	Firestone
227	Northshore East	Houston	TX	2001	03/01/02	90,820	100%	1,288,547	Office Depot, River Oaks Imaging & Diagnostic
228	Northshore West	Houston	TX	1997	03/01/02	144,982	86%	1,063,755	Conn Appliances, PETCO, Sellers Brothers
229	Northtown Plaza	Houston	TX	1990	03/01/02	192,634	100%	1,713,136	Big Lots, Fallas Paredes
230	Northwood	Houston	TX	1972	03/01/02	137,947	93%	944,061	Davis Food City
231	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	836,851	Family Dollar, Houston Community College
232	Sharpstown Plaza	Houston	TX	2005	03/01/02	43,630	97%	607,048	Circuit City
233	Stella Link	Houston	TX	1998	03/01/02	99,727	78%	587,979	Conn’s Clearance, Food City
234	Tanglewilde	Houston	TX	1998	03/01/02	87,309	88%	840,444	Party City, Salon In The Park
235	Tidwell Place	Houston	TX	1991	03/01/02	41,855	63%	300,813	Family Dollar, North Houston Birth Center
236	Westheimer Commons	Houston	TX	1995	03/01/02	249,656	80%	1,533,515	Marshalls, Michaels
237	Irving West	Irving	TX	2004	09/14/93	69,956	92%	452,570	Ko-mart
238	Washington Square	Kaufman	TX	1978	03/01/02	65,907	92%	274,486	Auto Zone, Bealls (Stage), CVS, Family Dollar
239	League City	League City	TX	1992	03/01/02	99,021	90%	515,638	Bealls (Stage), Family Dollar, Jo-Ann Fabrics
240	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	134,441	85%	671,448	Bealls (Stage), Super 1 Foods
241	Crossroads Center	Pasadena	TX	1997	03/01/02	138,943	87%	1,251,057	Kroger, Sears Hardware
242	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	315,184	Dollar General, Hancock Fabrics
243	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	99%	2,191,246	Kroger
244	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	100%	1,132,574	Kroger, Palais Royal
245	Market Plaza	Plano	TX	2002	07/13/05	161,453	66%	2,551,945	H.E.B Central Market
246	Klein Square	Spring	TX	1999	03/01/02	80,857	97%	701,630	Family Dollar, Foodtown
247	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,414,006	Toy Works, Ukrops Supermarket	Kohl’s
248	Victorian Square	Midlothian	VA	1991	03/24/94	271,235	97%	1,584,182	Kmart
249	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	100%	756,766	Northern Handyman
250	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	100%	1,295,036	Goody’s, Ingles
251	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	79%	438,092	Food Lion
252	Cave Spring Corners	Roanoke	VA	2005	06/05/97	142,752	100%	981,143	Kroger
253	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	100%	788,670	CVS, Kroger
254	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	100%	1,033,843	Big Lots, Goodwill, Kroger
255	Ridgeview Centre	Wise	VA	2005	07/02/92	188,474	96%	1,135,552	Food City, Kmart	Belk’s
256	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,419	98%	1,315,334	Hobby Lobby, Kohl’s	ShopKo
257	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	155,022	92%	992,386	Big Lots, Murdoch’s Ranch & Home Supply	Econofoods, Hobby Lobby
						35,051,161	93%	$278,717,743

	Miscellaneous Properties

1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414	-
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391	-
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999	-
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	52,500	-
6	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000	-
7	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	418,000	Smith’s Food
8	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—	-
9	Akron Land	Akron	OH	—	09/07/05	LAND	—	—	-
10	Central Avenue Marketplace	Toledo	OH	—	08/14/90	LAND	—	—	-
11	Harveys	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
12	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	42%	373,695	Pechin
13	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—	-
14	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—	-

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
15	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	65,100	-
16	Valley Fair Mall	West Valley City	UT	1987	12/31/96	607,075	99%	3,726,145	JC Penney, Meier & Frank, Mervyn’s
17	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755	-
						1,299,340	81%	$5,847,779

			STABILIZED PROPERTIES			36,350,501	92%	$284,565,522

Redevelopment Properties

	Community and Neighborhood Shopping Centers

1	Riverview Plaza	Gadsden	AL	2005	10/12/95	147,621	100%	$352,475	-
2	Rose Pavilion	Pleasanton	CA	2005	02/27/98	294,878	100%	5,197,347	Levitz Furniture, Macy’s Home Store	Long’s Drugs
3	Brooksville Square	Brooksville	FL	2005	03/28/94	96,361	100%	862,160	Publix
4	Coconut Creek	Coconut Creek	FL	2005	03/01/02	264,846	93%	2,939,780	Big Lots, Publix
5	Regency Park	Jacksonville	FL	2005	06/16/97	333,942	90%	2,763,943	American Signature, Babies R Us, Marshalls, Rhodes Furniture
6	The Mall at 163rd Street	Miami	FL	2005	12/31/98	278,368	74%	2,443,033	Marshalls	Home Depot, Wal-Mart
7	Colonial Marketplace	Orlando	FL	2005	04/01/98	141,140	78%	1,606,129	Office Max	Target
8	Merchants Crossing	Newnan	GA	2005	12/12/02	174,059	57%	751,065	Hastings, Kroger
9	Victory Square	Savannah	GA	2005	07/02/92	168,514	70%	1,197,403	Food Lion
10	Festival Center	Bradley	IL	2005	12/12/02	63,796	70%	203,122	-
11	J*Town Center	Jeffersontown	KY	2005	10/21/88	207,195	88%	1,333,789	Louisville Athletic Club
12	Picadilly Square	Louisville	KY	2005	04/25/89	96,370	92%	545,266	Big Lots, Royal Garden Buffet
13	Points West	Brockton	MA	2005	12/12/02	144,042	96%	840,642	HomeGoods, Ocean State Job Lot
14	Liberty Plaza	Randallstown	MD	2005	05/12/95	215,634	76%	1,288,849	Marshalls
15	Grand Crossing	Brighton	MI	2005	01/03/03	81,789	100%	785,727	ACO Hardware, VG’S Food
16	Tinton Falls Plaza	Tinton Falls	NJ	2005	01/30/98	100,582	72%	1,071,163	WOW Fitness	A&P
17	Pyramid Mall	Geneva	NY	2005	08/03/93	239,500	59%	1,081,987	Big Lots, Tops Markets
18	Sunshine Square	Medford	NY	2005	12/12/02	221,982	66%	1,498,023	Stop & Shop
19	Price Chopper Plaza	Rome	NY	2005	08/03/93	78,400	71%	356,480	-
20	Village Center	Smithtown	NY	2005	08/19/04	97,401	100%	1,554,234	Eckerd, Zio Giuseppe’s Italian Market
21	Renaissance Center East	Las Vegas	NV	2005	10/17/96	139,799	91%	1,443,015	Albertsons
22	Greentree Shopping Center	Columbus	OH	2005	07/23/98	128,501	78%	966,376	Kroger
23	South Towne Centre	Dayton	OH	2005	03/27/92	316,169	65%	2,190,049	Borders, Burlington Coat Factory, Value City Furniture
24	Midway Crossing	Elyria	OH	2005	12/11/95	158,585	82%	1,009,728	Dunham’s, Jo-Ann Fabrics, T.J. Maxx	Toys R Us
25	Surrey Square Mall	Norwood	OH	2005	08/26/05	192,388	65%	1,100,470	Kroger
26	Market Place	Piqua	OH	2005	11/20/91	171,604	63%	409,651	Kroger
27	Ivyridge	Philadelphia	PA	2005	08/02/95	99,316	97%	1,371,320	-
28	Hillcrest Shopping Center	Spartanburg	SC	2005	02/16/05	341,982	94%	3,238,770	Marshalls, Publix, Stein Mart
29	Chapman-Ford Crossing	Knoxville	TN	2005	12/30/92	185,604	88%	757,544	Goody’s
30	Culpepper Plaza	College Station	TX	2005	03/01/02	209,760	57%	1,204,507	-
31	Wynnewood Village	Dallas	TX	2005	03/01/02	465,822	90%	3,514,683	Fallas Paredes, Kroger
32	Friendswood Square	Friendswood	TX	2005	03/01/02	77,587	100%	293,133	Dollar General
33	Merchants Park	Houston	TX	2005	03/01/02	241,742	95%	2,128,817	Big Lots, Kroger, Planters Bank
34	Texas City Bay	Texas City	TX	2005	03/01/02	236,984	90%	891,128	Kroger
35	Parkview West	Pasadena	TX	2005	03/01/02	39,939	93%	353,764	Family Dollar, Rent-A-Center
						6,452,202	82%	$49,545,572

	Miscellaneous Properties

1	Pointe*Orlando	Orlando	FL	1997	11/30/99	461,629	58%	$5,233,342	Foot Locker, Muvico
		REDEVELOPMENT PROPERTIES				6,913,831	81%	$54,778,914

New Development Properties

	Community and Neighborhood Shopping Centers
1	The Centre at Navarro	Victoria	TX	2005	03/01/02	39,560	100%	562,500	Walgreens
2	Apopka Commons	Apopka	FL	2005	09/07/05	—	—	—	-	Home Depot

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
3	Nine Mile Square	Pensacola	FL	2005	09/07/05	—	—	—	-	Home Depot
4	Denham Springs Plaza	Denham Springs	LA	2005	09/07/05	—	—	—	-	Home Depot
5	Brandt Pike Place	Dayton	OH	2005	09/30/05	—	—	—	-	Kroger
6	Northgate Plaza	Westerville	OH	2005	09/07/05	—	—	—	-	Home Depot
		NEW DEVELOPMENT PROPERTIES				39,560	100%	562,500

		COMPANY PORTFOLIO				43,303,892	90%	339,906,936

JOINT VENTURE PORTFOLIOS (5)
Stabilized Properties
	Community and Neighborhood Shopping Centers
	Arapahoe Crossings, L.P.
1	Arapahoe Crossings	Aurora	CO	2003	09/30/03	466,363	100%	$6,322,896	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘N Things, Marshalls, Old Navy, Ross Dress for Less

	BPR Shopping Center, L.P.
2	The Centre at Preston Ridge	Frisco	TX	2003	09/28/98	734,257	97%	11,954,309	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, Old Navy, Ross Dress for Less, Stein Mart, T.J. Maxx	Target

	CA New Plan Venture Direct Investment Fund, LLC (6)
3	Sarasota Village	Sarasota	FL	1998	03/01/02	168,600	100%	1,288,623	Big Lots, Homegoods, Gold’s Gym, Publix
4	Atlantic Plaza	Satellite Beach	FL	2001	03/01/02	133,070	93%	902,778	Beall’s, Publix
5	Harwood Central Village	Bedford	TX	1986	03/01/02	119,742	89%	1,004,294	Kroger
6	Spring Valley Crossing	Dallas	TX	2002	03/01/02	101,687	85%	698,000	Albertsons
7	Odessa-Winwood Town Center	Odessa	TX	1987	03/01/02	343,603	100%	2,214,534	Hastings, H.E.B., Office Depot, Ross Dress for Less, Target
8	Windvale	The Woodlands	TX	2002	03/01/02	101,088	100%	1,104,303	Randalls

	CA New Plan Venture Fund, LLC (6)
9	Villa Monaco	Denver	CO	1978	02/19/04	122,213	90%	1,082,068	King Soopers
10	Ventura Downs	Kissimmee	FL	2005	03/01/02	98,191	100%	1,014,945	Publix Sabor, Bealls Outlet
11	Shoppes of Victoria Square	Port St. Lucie	FL	1990	10/10/03	95,243	98%	1,033,155	Winn-Dixie
12	Marrero Shopping Center	Marrero	LA	2004	04/12/04	69,259	100%	631,109	Winn-Dixie
13	Clinton Crossing	Clinton	MS	2005	10/31/03	87,698	36%	382,824	-
14	Mint Hill Festival	Charlotte	NC	1986	03/01/02	59,047	98%	578,856	Eckerd, Harris Teeter
15	Ladera	Albuquerque	NM	1982	03/01/02	126,012	93%	1,142,518	Brooks, Dollar Tree, Great Wall Buffet
16	Ridglea Plaza	Ft. Worth	TX	1990	12/31/02	171,787	90%	1,542,218	Stein Mart, Tom Thumb

	Galileo America LLC (7)
17	County Park Plaza	Scottsboro	AL	1999	08/10/05	60,750	100%	297,768	Food World, Sportsmed
18	Conway Towne Center	Conway	AR	1986	12/12/02	180,519	85%	1,114,190	JC Penney	Office Depot
19	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	86%	1,070,075	Food City	Bally’s Fitness
20	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	97%	737,879	Food City
21	Paradise Plaza	Paradise	CA	1997	06/20/97	198,484	100%	820,894	Albertsons, Kmart, Rite Aid
22	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	98%	2,105,618	T.J. Maxx	Ralphs, Rite Aid
23	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	99%	2,675,829	Stater Bros., Stein Mart
24	Aurora Plaza	Aurora	CO	1996	12/12/02	161,541	100%	977,959	Big Lots, King Soopers, Latino Cinema
25	Westminster City Center	Westminster	CO	2005	12/16/97	341,600	100%	4,484,225	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordmans
26	Enfield Commons	Enfield	CT	1990	08/10/05	240,300	100%	2,793,923	Barnes & Noble, Bob’s Stores, Linens ‘n Things, Office Max
27	Freshwater - Stateline Plaza	Enfield	CT	2004	08/10/05	295,528	100%	2,297,470	Costco, Dick’s Sporting Goods, Media Play	Home Depot
28	Charter Oak Marketplace	Hartford	CT	2004	08/10/05	328,726	100%	1,875,256	Marshalls, Wal-Mart
29	Chamberlain Plaza	Meriden	CT	2004	08/10/05	53,464	100%	959,622	Circuit City
30	Turnpike Plaza	Newington	CT	2004	08/10/05	151,095	100%	2,207,605	Advance Auto Parts, Dick’s Sporting Goods, Price Chopper, Stop & Shop, The Ground Round
31	North Haven Crossing	North Haven	CT	1993	08/10/05	104,612	82%	1,439,093	Barnes & Noble, Bernie’s, Office Max
32	Queen Plaza	Southington	CT	2004	08/10/05	171,989	97%	1,768,766	Bed Bath & Beyond, Bob’s Furniture, T.J. Maxx
33	Waterbury Plaza	Waterbury	CT	2000	08/10/05	197,206	98%	2,091,559	Pretty Woman, Super Stop & Shop
34	Waterford Commons	Waterford	CT	2004	08/10/05	237,083	96%	3,893,246	Babies R Us, Dick’s Sporting Goods, Linens ‘n Things	Best Buy, Raymour & Flanigan
35	Goff Brook Shops	Wethersfield	CT	1988	08/10/05	71,493	98%	922,629	Office Depot, Old Country Buffet
36	Coastal Way	Brooksville	FL	2004	08/10/05	218,621	100%	1,437,864	Belk’s, Sears

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
37	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	93%	1,068,118	Bealls Outlet, Big Lots, Publix
38	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	641,920	CVS, Family Dollar, Winn-Dixie
39	Marketplace at Wycliffe	Lake Worth	FL	2002	06/01/05	133,520	100%	2,178,758	Walgreens, Winn-Dixie
40	Panama City Square	Panama City	FL	1992	06/25/03	289,119	100%	1,905,884	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
41	Collins Park Commons	Plant City	FL	1989	08/10/05	37,458	100%	199,742	Tractor Supply Company
42	Riverwood	Port Orange	FL	1996	09/05/97	93,506	93%	484,486	Walgreens, Winn-Dixie
43	Cobblestone Village	St. Augustine	FL	2003	08/10/05	261,081	100%	3,219,183	Bealls (Stage), Publix, Ross Dress for Less
44	Hampton Plaza	Tampa	FL	1990	08/10/05	44,420	100%	429,172	Big Lots, Dollar General
45	Albany Plaza	Albany	GA	1995	05/12/94	114,169	100%	652,822	Big Lots, Harveys
46	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	97%	991,953	Belk’s, Harveys
47	Buena Vista Village	Columbus	GA	1997	08/10/05	17,500	100%	181,516	-	Wal-Mart, Winn-Dixie
48	Cordele Square	Cordele	GA	2002	07/11/90	126,427	97%	695,476	Belk’s, Goody’s, Harvey Foods
49	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	96%	531,765	BI-LO, Family Dollar
50	Cosby Station	Douglasville	GA	1994	08/10/05	77,811	91%	719,533	Publix
51	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	97%	1,026,409	Ace Hardware, Bealls Outlet, Fred’s, Kroger
52	Wisteria Village	Snellville	GA	2004	10/11/95	173,152	99%	1,084,334	Hobby Lobby, Kmart
53	Bulloch Plaza	Statesboro	GA	1970	08/10/05	39,264	100%	212,495	Harveys
54	Statesboro Square	Statesboro	GA	1986	08/10/05	41,000	100%	266,597	Aaron Rents, Big Lots
55	Haymarket Square	Des Moines	IA	2002	05/12/95	269,465	92%	1,629,946	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
56	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	86%	620,911	Fashion Bug Plus, Kroger
57	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	97%	390,052	Family Dollar, Lo Bill Foods
58	Garden City Plaza	Garden City	KS	2004	08/10/05	102,648	100%	938,755	JC Penney	Sears
59	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	98%	1,056,219	Goody’s, JC Penney, Kroger, Tractor Supply
60	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	100%	820,445	Kmart, Staples
61	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,773	Goody’s, Kmart, Kroger
62	Springhurst Towne Center	Louisville	KY	1997	08/10/05	416,495	99%	4,796,199	Cinemark, Dick’s Sporting Goods, Fashion Shops, Kohl’s, Liquor Barn, T.J. Maxx	Meijer, Target
63	Chestnut Hills	Murray	KY	1982	08/10/05	68,364	94%	330,540	JC Penney
64	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn’s Appliance, Super 1 Foods
65	Easton Village	Easton	MA	2003	08/10/05	101,528	100%	1,886,244	CVS, Roche Bros.
66	Lunenberg Crossing	Lunenburg	MA	1994	08/10/05	25,515	100%	347,085	Fashion Bug	Shop ‘N Save, Wal-Mart
67	Brunswick Plaza	Brunswick	ME	2005	08/10/05	169,793	100%	864,000	Lowe’s	Wal-Mart Supercenter
68	BJ’s Plaza	Portland	ME	1991	08/10/05	104,233	100%	698,361	BJ’s Wholesale Club
69	Fashion Corner	Saginaw	MI	2004	12/12/95	189,260	84%	1,478,222	Bed, Bath & Beyond, Best Buy, Dunham’s
70	Green Acres	Saginaw	MI	1995	12/12/02	271,506	82%	1,529,451	A.J. Wright, Big Lots
71	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	99%	1,259,162	Shina, Wal-Mart
72	Washtenaw Fountain Plaza	Ypsilanti	MI	2005	10/05/92	135,942	89%	743,044	A.J. Wright, Dollar Tree, Dunhams, Save-A-Lot
73	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	373,878	Books-A-Million, Georgia Carpet Outlet, Office Depot
74	Northwoods Plaza	Albemarle	NC	1983	08/10/05	32,705	100%	226,887	Food Lion
75	Devonshire Place	Cary	NC	1996	08/10/05	104,441	100%	1,273,411	Borders, Golf Galaxy, Lowes Foods
76	Henderson Square	Henderson	NC	1995	08/10/05	165,929	100%	1,162,411	Belk’s, Goody’s, JC Penney	Wal-Mart Supercenter
77	Longview Crossing	Hickory	NC	1988	08/10/05	40,598	100%	215,090	Food Lion
78	Springs Crossing	Hickory	NC	1996	08/10/05	43,071	100%	317,940	Family Dollar, Food Lion
79	Valley Crossing	Hickory	NC	1988	08/10/05	186,088	100%	1,610,596	Circuit City, Goody’s, Office Depot, T.J. Maxx
80	Parkway Plaza	Winston-Salem	NC	2005	12/12/02	286,405	96%	2,428,604	Lowes Foods, Office Depot
81	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	95%	839,283	Mattress Firm, Michaels, Natural Health Superstore, Office Max
82	Willow Springs Plaza	Nashua	NH	1990	08/10/05	130,748	100%	1,959,293	JC Penney Home Store, Office Max, PETCO	Home Depot
83	Seacoast Shopping Center	Seabrook	NH	1991	08/10/05	91,690	100%	1,148,032	Jo-Ann Fabrics, Shaw’s	Wal-Mart
84	Dover Park Plaza	Yardville	NJ	2005	01/28/00	58,025	96%	698,355	CVS
85	University Mall	Canton	NY	1967	01/01/76	81,027	100%	361,562	Rexford’s Hardware, Wisebuys
86	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,542,402	Wegmans
87	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	100%	1,052,482	A.C. Moore, T.J. Maxx
88	Hornell Plaza	Hornell	NY	2005	07/31/98	253,813	95%	1,790,300	Walmart, Wegmans
89	Greenport Towne Center	Hudson	NY	1993	08/10/05	75,525	100%	767,250	Fashion Bug, Price Chopper	Wal-Mart
90	Shops at Seneca Mall	Liverpool	NY	2005	08/03/93	230,583	95%	1,033,031	Big Lots, Kmart

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
91	Cortlandt Towne Center	Mohegan Lake	NY	1997	08/10/05	630,316	97%	8,606,187	A&P, Barnes & Noble, Linens ‘n Things, Marshalls, PetsMart, Seaman’s, United Artists, Wal-Mart	Home Depot
92	Hannaford Plaza	Saratoga Springs	NY	2004	08/10/05	178,391	100%	1,969,005	Bare Bones, Hannaford Bros., Spec 1, Tractor Supply Company
93	Galleria Commons	Henderson	NV	2005	06/09/98	276,460	95%	2,694,792	Babies R Us, Burlington Coat Factory, Stein Mart, T.J. Maxx
94	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	98%	449,200	Chief Supermarket, Rite Aid
95	Brice Park	Reynoldsburg	OH	1989	03/04/98	158,565	98%	1,780,246	Michaels, Old Navy
96	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	95%	1,473,544	Big Lots, Pathmark
97	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,433,558	Kmart, Weis Markets
98	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	401,561	Chuck E. Cheese, Dunham’s, Staples
99	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	94%	597,797	Hallmark, Redner’s Warehouse Market	Kmart
100	Lady’s Island	Beaufort	SC	1983	08/10/05	60,687	29%	118,305	Eckerd Drugs
101	Anderson Plaza	Greenwood	SC	1983	08/10/05	46,258	66%	233,468	Food Lion
102	Northridge Plaza	Hilton Head	SC	1988	08/10/05	79,570	97%	639,824	Dollar General, Home Goods
103	Island Plaza	James Island	SC	2004	10/06/97	171,224	95%	942,838	Dollar Tree, Fred’s, Food Lion, Gold’s Gym
104	Beach Crossing	Myrtle Beach	SC	1984	08/10/05	45,790	100%	294,332	Advance Auto, Dollar General, Duron Paints, Imaginations
105	Remount Village	North Charleston	SC	1996	11/13/96	60,238	100%	558,900	BI-LO
106	58 Crossing	Chattanooga	TN	1988	08/10/05	49,984	95%	364,004	Food Lion, Goodwill
107	East Ridge Crossing	Chattanooga	TN	1999	08/10/05	58,950	97%	588,985	Food Lion
108	Stone East Plaza	Kingsport	TN	1983	08/10/05	46,259	93%	275,367	Auto Zone, Cal Spas and Pools, Dollar General
109	Kingston Overlook	Knoxville	TN	1996	08/10/05	119,360	100%	892,748	American Signature Home, Babies R Us, Michaels
110	Suburban Plaza	Knoxville	TN	1997	08/10/05	128,567	90%	1,266,905	Barnes & Noble, Toys R Us
111	Lion’s Head Village	Nashville	TN	2000	08/10/05	99,165	100%	1,210,196	Office Max, Stein Mart
112	Briarcliffe Square	Oak Ridge	TN	1988	08/10/05	41,778	100%	278,225	Food Lion
113	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	97%	1,142,576	Wal-Mart
114	Plantation Plaza	Clute	TX	1997	03/01/02	100,277	100%	824,687	Kroger, Walgreens
115	Marketplace at Flower Mound	Flower Mound	TX	1998	08/10/05	113,349	74%	1,153,309	Sprouts Farmer Market
116	Beltway South	Houston	TX	1998	03/01/02	107,174	98%	875,724	Kroger
117	Inwood Forest	Houston	TX	1997	03/01/02	77,553	89%	669,669	Randalls
118	Jones Plaza	Houston	TX	2000	03/01/02	111,355	93%	1,028,169	24 Hour Fitness, Hancock Fabrics
119	Jones Square	Houston	TX	1999	03/01/02	169,003	100%	1,176,837	Big Lots, Hobby Lobby
120	Mount Houston Square	Houston	TX	1996	03/01/02	173,080	97%	1,124,633	Fallas Paredes, La Canasta Furnishings
121	Orange Grove	Houston	TX	2005	03/01/02	186,446	98%	1,634,727	24 Hour Fitness, Floor Décor, Office Max
122	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	95%	831,431	Bealls (Stage), H.E.B.	Kmart
123	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	96%	1,134,439	Palais Royal, Randalls
124	Tomball Parkway Plaza	Tomball	TX	2005	03/01/02	133,629	98%	920,889	Big Lots, Palais Royal	Hobby Lobby
125	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	98%	963,561	Babies R Us, Chuck E. Cheese
126	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	1,003,682	Wal-Mart
127	Valley Commons	Salem	VA	1988	08/10/05	45,580	100%	367,334	Food Lion
128	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	99%	1,265,197	Office Depot, The North Carolina Company
129	Strawbridge	Virginia Beach	VA	1997	08/10/05	43,764	100%	579,873	Regal Cinemas
130	Packard Plaza	Cudahy	WI	1992	12/12/02	125,247	88%	594,175	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
131	Northridge Plaza	Milwaukee	WI	1996	12/12/02	150,164	91%	1,043,504	Big Lots
132	Moundsville Plaza	Moundsville	WV	2004	12/27/88	180,346	87%	1,049,601	Big Lots, Kroger, Peebles
133	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	675,262	Office Depot, T.J. Maxx
134	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%	598,599	Kmart

	NP/I&G Institutional Retail Company, LLC
135	New London Mall	New London	CT	2000	03/10/05	260,396	93%	3,082,535	Homegoods, Marshalls, OfficeMax, ShopRite
136	Riverplace Shopping Center	Jacksonville	FL	1989	10/08/04	257,912	99%	2,564,512	Bealls, Sears, Stein Mart, T.J. Maxx
137	Conyers Crossroads	Conyers	GA	2000	03/22/04	333,250	98%	3,552,123	Carmike Cinemas, Circuit City, Kohl’s, Old Navy
138	Village Shoppes of Flowery Branch (8)	Flowery Branch	GA	2002	07/22/04	92,985	98%	1,150,654	Publix
139	Village Shoppes of East Cherokee (8)	Woodstock	GA	2003	05/20/04	128,667	92%	1,782,326	Publix
140	Meridian Towne Centre	Okemos	MI	2004	08/17/05	86,891	90%	994,379	Marshalls	Kroger, Target
141	DSW Plaza at Lake Grove	Lake Grove	NY	1997	11/25/03	251,136	100%	3,955,653	Bally Total Fitness, DSW, Stop & Shop
142	Skytop Pavilion (8)	Cincinnati	OH	1999	11/22/04	133,631	92%	1,581,317	biggs, Gold’s Gym
143	Quail Springs Marketplace	Oklahoma City	OK	2003	05/18/05	294,613	99%	3,889,108	Office Depot, Ross Dress for Less, Ultimate Electronics	Lowe’s

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
144	Westpark Shopping Center	Glen Allen	VA	2005	05/09/05	118,500	100%	1,588,985	Linens ‘N Things, The Tile Shop,Victory Lady	Bloom Brothers Furniture, Ukrops
						21,216,680	96%	$196,736,509

	Miscellaneous Properties
	BPR Land Partnership, L.P.
1	Undeveloped land parcels (9)	Frisco	TX	—	09/28/98	LAND	—	—

	BPR South, L.P.
2	Undeveloped land parcels (10)	Frisco	TX	—	09/28/98	LAND	—	—
						—	—	$—
			STABILIZED PROPERTIES			21,216,680	96%	$196,736,509

Redevelopment Properties

	Community and Neighborhood Shopping Centers
	CA New Plan Venture Fund, LLC (6)
1	Stone Mountain Festival	Stone Mountain	GA	2005	07/02/04	347,217	92%	$1,809,705	Wal-Mart
	Galileo America LLC (7)
2	Delta Center	Lansing	MI	2005	12/12/95	186,246	93%	1,841,815	Bed, Bath & Beyond, Pet Food Warehouse, T.J. Maxx
3	The Crossing at Fry Road	Katy	TX	2005	03/01/02	225,403	99%	2,008,187	Hobby Lobby, Kroger, Palais Royal, Stein Mart
	Westgate Mall, LLC
4	Westgate	Fairview Park	OH	2005	02/25/05	—	—	—	Kohl’s
		REDEVELOPMENT PROPERTIES				758,866	94%	$5,659,707

		JOINT VENTURE PORTFOLIOS (5)				21,975,546	96%	$202,396,216

		TOTAL PORTFOLIO (5)				65,279,438	92%	$542,303,152

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes building square footage for ground leases.

(3) Includes all leases in effect at September 30, 2005, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5) Includes 100 percent of properties owned by unconsolidated joint ventures.

(6) On June 1, 2005, CA New Plan Venture Fund, LLC was restructured and the following two additional joint ventures were formed: CA New Plan Acquisition Fund, LLC and CA New Plan Venture Direct Investment Fund, LLC.  In connection with the restructuring, six stabilized assets were transferred from CA New Plan Venture Fund, LLC to CA New Plan Venture Direct Investment Fund, LLC.  As of September 30, 2005, there were no properties owned by CA New Plan Acquisition Fund, LLC.

(7) Excludes impact of master lease agreements.

(8) Under agreements with the previous property owners, the Company is receiving payments for certain dark space in an amount equivalent to market rent.

(9) Comprised of approximately 30.1 acres of undeveloped land.

(10) Comprised of approximately 8.4 acres of undeveloped land.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended September 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Managed Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
MANAGED PORTFOLIOS (5)
Stabilized Properties

	Community and Neighborhood Shopping Centers
	CBL & Associates Properties, Inc.
1	Springdale Center	Mobile	AL	2003	—	729,222	96%	$3,663,468	Best Buy, Burlington Coat Factory, Goody’s, Linens ‘n Things, McRae’s	Sam’s Club
2	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	2004	—	305,770	100%	1,735,275	Wal-Mart Supercenter
	Pension Reserves Investment Management Board - Commonwealth of Massachusetts
3	Gwinnett Market Fair	Duluth	GA	1987	—	194,090	87%	2,284,891	Bed Bath & Beyond, Marshalls, T.J. Maxx
4	Mount Prospect Shopping Center	Mt. Prospect	IL	1987	—	299,301	95%	3,415,228	Dominick’s Foods, Marshalls	Wal-Mart
5	Neptune Shopping Center	Neptune Township	NJ	2005	—	223,971	90%	2,076,752	Home Goods, Marshalls, ShopRite

		TOTAL MANAGED PORTFOLIO (5)				1,752,354	95%	$13,175,614

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes building square footage for ground leases.

(3) Includes all leases in effect at September 30, 2005, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5)  The Company does not have an ownership interest in these properties, but receives certain fees for management and leasing services provided.  This property data has otherwise been excluded from this Supplemental Disclosure.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended September 30, 2005

Summary of Joint Venture Portfolios

			Company
Property Name	JV Partner	Project Bank Debt Outstanding	Percent Ownership	Economic Structure	Investments in / Advances To Unconsolidated Ventures

UNCONSOLIDATED VENTURES
Arapahoe Crossings, L.P.	Foreign investor	$48,772,123	30%	Increased participation after 10% return	$6,643,498
BPR Land Partnership, L.P.	George Allen / Milton Schaffer	—	50%	10% return	1,136,653
BPR South, L.P.	George Allen / Milton Schaffer	—	50%	10% return	872,843
BPR Shopping Center, L.P.	Foreign investor / George Allen / Milton Schaffer	68,766,749	25%	Increased participation after 10% return	3,682,982
CA New Plan Acquisition Fund, LLC (1) (2) (3)	Major U.S. pension fund	—	10%	Increased participation after 10% IRR	34,250
CA New Plan Venture Direct Investment Fund, LLC (1) (3)	Major U.S. pension fund	54,133,840	10%	—	819,290
CA New Plan Venture Fund, LLC (1) (3)	Major U.S. pension fund	70,612,540	10%	Increased participation after 12% IRR	4,470,591
Galileo America LLC	Galileo Shopping America Trust	1,097,052,173	5%	—	30,098,704
NP/I&G Institutional Retail Company, LLC	JPMorgan Fleming Asset Management	194,563,595	20%	Increased participation after 12% IRR	22,555,136
Westgate Mall, LLC	Transwestern Investment Company / The Richard E. Jacobs Group	20,790,000	10%	Increased participation after 13% IRR	929,696
					$71,243,643

(1) AEW serves as the advisor for the joint venture partner.

(2) As of September 30, 2005, there were no properties owned by the joint venture.

(3) On June 1, 2005, CA New Plan Venture Fund, LLC was restructured and the following two additional joint ventures were formed: CA New Plan Acquisition Fund, LLC and CA New Plan Venture Direct Investment Fund, LLC.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended September 30, 2005 should be read in conjunction with the above information.